Exhibit 10.2 SECOND OMNIBUS AMENDMENT This SECOND OMNIBUS AMENDMENT, dated as of November 6, 2023 (this “Amendment”), is entered into among SONDER HOLDINGS INC., a Delaware corporation (“Parent”), SONDER HOLDINGS LLC, a Delaware limited liability company (“Holdings”), SONDER USA INC., a Delaware corporation (“Sonder USA”), SONDER HOSPITALITY USA INC., a Delaware corporation (“Sonder Hospitality” and together with Parent, Holdings, and Sonder USA, each, a “Note Obligor” and, collectively, “Note Obligors”), the guarantors party hereto (the “Guarantors”), the investors listed on the signature pages hereto (“Investors”), and Alter Domus (US) LLC, as collateral agent (“Agent”). WHEREAS, Note Obligors and Investors are party to a Note and Warrant Purchase Agreement, dated as of December 10, 2021, by and among the Note Obligors, the Guarantors and the Investors, as amended by that certain Omnibus Amendment, dated as of December 21, 2022 (the “First Amendment”), by and among the Note Obligors, the Guarantors, the Investors and the Agent (as in effect immediately prior to the date hereof, the “Existing Purchase Agreement”, and as the Existing Purchase Agreement shall be further amended, restated, modified or supplemented from time to time, including by this Amendment, the “Purchase Agreement”), providing for the issuance of Notes by the Note Obligors to the Investors and the purchase of such Notes by the Investors; WHEREAS, Note Obligors, Guarantors and Agent are party to a Security and Pledge Agreement, dated as of January 19, 2021, as amended by the First Amendment (as in effect immediately prior to the date hereof, the “Existing Security Agreement”, and as the Existing Security Agreement shall be further amended, restated, modified or supplemented from time to time, including by this Amendment, the “Security Agreement”), granting liens on substantially all assets of the Note Obligors and Guarantors to secure the obligations under the Purchase Agreement; and WHEREAS, Note Obligors, Guarantors, Investors, and Agent wish to amend certain provisions of the Existing Purchase Agreement, Existing Security Agreement and Notes, subject to the terms and conditions set forth herein. AGREEMENT NOW, THEREFORE, the parties hereto hereby agree as follows: Section 1. Definitions. Except as otherwise expressly defined herein, terms defined in the Purchase Agreement or Security Agreement are used herein as defined therein, as applicable. Section 2. Amendment of the Existing Purchase Agreement. Subject to the satisfaction of the terms and conditions set forth in Section 5, the Existing Purchase Agreement (excluding the schedules, exhibits, annexes and signature pages thereto) is hereby amended (a) to delete the stricken text (indicated textually in the same manner as the following examples: stricken text and stricken text) and (b) to add the double- underlined text (indicated textually in the same manner as the following examples:

double- underlined text and double-underlined text), in each case, as set forth in the marked copy of the Existing Purchase Agreement attached hereto as Annex A (and any formatting changes reflected therein shall be deemed to be inserted and reflected in the text of the Purchase Agreement). Section 3. Amendment of the Notes. Subject to the satisfaction of the terms and conditions set forth in Section 5, each of the Notes is hereby amended as follows: Section 3.1. The second sentence of Section 3(c) of each Note is hereby amended and restated as follows: On each Interest Payment Due Date prior to July 19, 2024, such accrued interest shall be payable at the Note Obligors’ election, in cash, as PIK Interest by adding such accrued interest to the Outstanding Principal Balance or a combination thereof, as set forth in the definition of Applicable Rate. Section 4. Amendments of the Existing Security Agreement. Subject to the satisfaction of the terms and conditions set forth in Section 5, the Existing Security Agreement (excluding the schedules, exhibits, annexes and signature pages thereto) is hereby amended as follows: (a) Clause (g) of the second paragraph of Section 2 thereof is hereby amended and restated to read as follows: (g) Deposit Accounts and the cash collateral maintained therein, solely to the extent subject to Liens permitted by Section 8(b)(xx) or Section 8(b)(xxvi) of the Note Purchase Agreement (the foregoing clauses (a) through (g), collectively, the “Excluded Assets”) Section 5. Conditions Precedent to Amendments. The amendments specified in Section 2, Section 3 and Section 4 of this Amendment shall be effective upon the satisfaction of the following conditions (or the waiver thereof by the Required Investors and Agent in writing) (such date, the “Second Amendment Effective Date”): (a) Agent and the Investors shall have received fully-executed copies of this Amendment; (b) Agent and the Investors shall have received fully-executed copies of (i) the Second Amendment and Waiver to the Senior Credit Agreement and (ii) Consent pursuant to the Subordination Agreement; (c) after giving effect to this Amendment, the representations and warranties contained herein, in the Purchase Agreement and in each other Transaction Document shall be true and correct in all material respects on and as of the Second Amendment Effective Date; provided that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided further that those representations and warranties expressly referring to a specific date shall be true and correct in all material respects as of such date, and after giving effect to this Amendment, no Event of Default shall have occurred and be continuing on and as of the Second Amendment Effective Date; and (d) [reserved]. (e) the Note Obligors shall have paid or cause to be paid to Investors a Note Redemption Amount consisting of (i) an amount of $30,000,000 in outstanding principal amount under the Notes and accrued and unpaid interest thereon, allocated to the Notes on a pro rata basis, and (ii) a premium in respect of such principal amount in an aggregate amount of $4,276,191.84 on a pro rata basis, for a total aggregate payment of $34,740,162.02. (f) concurrently with the consummation of the transactions contemplated hereby, the Note Obligors shall have paid all accrued and unpaid fees and all accrued and unpaid expenses required to be paid on the Second Amendment Effective Date in each case, of the Investors, Agent (including, the reasonable, documented and out-of-pocket accrued and unpaid fees and expenses of counsel thereto) to the extent invoiced at least one Business Day prior to the Second Amendment Effective Date. Section 5. Representations and Warranties. Each Issuer Party represents and warrants to Agent and the Investors, as of the Second Amendment Effective Date, both immediately prior to and after giving effect to the amendments set forth in Section 2, that: (a) the execution, delivery and performance by each Issuer Party of this Amendment has been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, (x) any Contractual Obligation to which such Person is a party or by which such Person or the properties of such Person or any of its Subsidiaries is bound or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Law, except in each case referred to in clause (ii) or (iii), to the extent that such conflict, breach, contravention or violation could not reasonably be expected to have a Material Adverse Effect; (b) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (i) the execution, delivery or performance by, or enforcement against, any Issuer Party of this Amendment, the Purchase Agreement or the Security Agreement, or (ii) the exercise by the Agent of its rights under this Amendment, the Purchase Agreement or the Security Agreement; (c) this Amendment has been duly executed and delivered by each Issuer Party that is party hereto. This Amendment constitutes a legal, valid and binding obligation of such Issuer Party, enforceable against each Issuer Party that is party hereto in accordance with its terms except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); (d) after giving effect to this Amendment the representations and warranties of each Issuer Party contained in the Purchase Agreement and in any other Transaction Document are true and correct in all material respects; provided that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided further that those representations and warranties expressly referring to a specific date shall be true and correct in all material respects as of such date; and (e) after giving effect to this Amendment, no Event of Default has occurred and is continuing as of the Second Amendment Effective Date. Section 6. Waiver. The Note Obligors (1) incurred Indebtedness in the form of those certain letters of credit set forth in Annex B attached hereto (the “Specified Letters of Credit”) that were not expressly permitted by the covenant set forth in Section 8(a) of the Existing Note Purchase Agreement, which Specified Letters of Credit are no longer outstanding, (2) maintained certain cash collateral accounts to secure the Specified Letters of Credit that did not constitute Excluded Assets and were not otherwise subject to Control Agreements under Section 4(c)(iii) of the Existing Security Agreement, which accounts are no longer existing, (3) did not deliver Control Agreements contemplated by Section 4(c)(iii) of the Existing Security Agreement in respect of those certain foreign currency bank accounts set forth in Annex C attached hereto, which bank accounts are now closed, and (4) did not provide notice pursuant to Section 7(b) of the Existing Note Purchase Agreement regarding non-compliance relating to the foregoing events (collectively, the “Specified Events”). Subject to the satisfaction of the conditions precedent set forth herein, the Required Investors hereby waive any non-compliance resulting from the Specified Events under each of the Notes and the other Transaction Documents. Each Note Obligor hereby acknowledges and agrees the foregoing is a one- time waiver related solely to the Specified Events for the time periods described above, and that except as specifically provided herein, nothing in this section or anywhere in this Amendment shall be deemed or otherwise construed as a waiver by the Required Investors of any of their rights and remedies pursuant to the Transaction Documents, applicable law or otherwise. Section 7. Ratification. Each Issuer Party hereby ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted and pledged by such Issuer Party pursuant to the Security Agreement and the other Collateral Documents to the Agent as collateral security for the Obligations, and acknowledges that all of such Liens and security interests, and all Collateral heretofore granted, pledged or otherwise created as security for the Obligations continue to be and remain collateral security for the Obligations from and after the date hereof. Each Issuer Party hereby acknowledges and agrees that the Purchase Agreement, the Security Agreement and all other Transaction Documents remain in full force and effect, and each Issuer Party confirms and ratifies all of its Obligations thereunder. Each Guarantor hereby agrees that the Guaranty pursuant to the Purchase Agreement shall continue in full force and effect, is valid and enforceable and is not impaired or otherwise affected by the execution of this Amendment. Section 8. Miscellaneous. Except as otherwise expressly set forth herein, nothing in this Amendment shall be deemed to constitute an amendment, modification or waiver of any provision of the Purchase Agreement or the Security Agreement nor shall anything contained herein be deemed to imply any willingness of the Agent or Investors to agree to, or otherwise prejudice any rights of the Agent or Investors with respect to, any similar amendments, consents, waivers or agreements that may be requested for any future period, and this Amendment shall not be construed as a waiver of any other provision of the Transaction Documents or to permit any Note Obligor to take any other action which is prohibited by the terms of the Purchase Agreement, the Security Agreement or the other Transaction Documents. Each reference in the Purchase Agreement or any other Transaction Document to this “Agreement”, “hereunder”, “herein”, “hereof”, “thereunder”, “therein”, “thereof”, or words of like import referring to the Purchase Agreement or any other Transaction Document shall mean and refer to such agreement as supplemented by this Amendment. This Amendment is a Transaction Document. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the Law of the State of New York. The words “delivery,” “execute,” “execution,” “signed,” “signature,” and words of like import in this Amendment or any other document executed in connection herewith shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by Agent pursuant to procedures approved by it; provided further without limiting the foregoing, upon the request of Agent, any electronic signature shall be promptly followed by such manually executed counterpart.

Section 9. Notice Waiver. Notes Agent and the Investors hereby waive any written notice required by Section 4(a) or Section 4(d)(ii) of the Notes in connection with the Notes Redemption Amount paid pursuant to Section 5(e) of this Amendment. [signature pages follow]

NOTE OBLIGORS SONDER HOLDINGS INC. By: /s/ David Alan Watt Name: David Alan Watt Title: Treasurer/Head of Treasury SONDER HOLDINGS LLC By: /s/ David Alan Watt Name: David Alan Watt Title: Treasurer/Head of Treasury SONDER USA INC. By: /s/ David Alan Watt Name: David Alan Watt Title: Treasurer/Head of Treasury SONDER HOSPITALITY USA INC. By: /s/ David Alan Watt Name: David Alan Watt Title: Treasurer/Head of Treasury

GUARANTORS SONDER GROUP HOLDINGS LLC By: /s/ David Alan Watt Name: David Alan Watt Title: Treasurer/Head of Treasury SONDER TECHNOLOGY INC. By: /s/ David Alan Watt Name: David Alan Watt Title: Treasurer/Head of Treasury SONDER HOSPITALITY HOLDINGS LLC By: /s/ David Alan Watt Name: David Alan Watt Title: Treasurer/Head of Treasury SONDER PARTNER CO. By: /s/ David Alan Watt Name: David Alan Watt Title: Treasurer/Head of Treasury SONDER GUEST SERVICES LLC By: /s/ David Alan Watt Name: David Alan Watt Title: Treasurer/Head of Treasury

INVESTORS BLACKROCK STRATEGIC INCOME OPPORTUNITIES PORTFOLIO OF BLACKROCK FUNDS V By: BlackRock Advisors, LLC, its Investment Advisor By: /s/ Henry Brennan Name: Henry Brennan Title: Managing Director BLACKROCK GLOBAL ALLOCATION FUND, INC. By: BlackRock Advisors, LLC, its Investment Advisor By: /s/ Henry Brennan Name: Henry Brennan Title: Managing Director BLACKROCK CAPITAL ALLOCATION TRUST By: BlackRock Advisors, LLC, its Investment Advisor By: /s/ Henry Brennan Name: Henry Brennan Title: Managing Director

MASTER TOTAL RETURN PORTFOLIO OF MASTER BOND LLC By: BlackRock Financial Management, Inc., its Register Sub- Advisor By: /s/ Henry Brennan Name: Henry Brennan Title: Managing Director BLACKROCK GLOBAL ALLOCATION V.I. FUND OF BLACKROCK VARIABLE SERIES FUNDS, INC. By: BlackRock Advisors, LLC, its Investment Advisor By: /s/ Henry Brennan Name: Henry Brennan Title: Managing Director BLACKROCK ESG CAPITAL ALLOCATION TRUST By: BlackRock Advisors, LLC, its Investment Advisor By: /s/ Henry Brennan Name: Henry Brennan Title: Managing Director

BLACKROCK TOTAL RETURN BOND FUND By: BlackRock Institutional Trust Company, NA, not in its individual capacity but as Trustee of the BlackRock Total Return Bond Fund By: /s/ Henry Brennan Name: Henry Brennan Title: Managing Director BLACKROCK GLOBAL ALLOCATION COLLECTIVE FUND By: BlackRock Institutional Trust Company, NA, not in its individual capacity but as Trustee of the BlackRock Global Allocation Collective Fund By: /s/ Henry Brennan Name: Henry Brennan Title: Managing Director BRIGHTHOUSE FUNDS TRUST II – BLACKROCK BOND INCOME PORTFOLIO By: BlackRock Advisors, LLC, its Investment Advisor By: /s/ Henry Brennan Name: Henry Brennan Title: Managing Director

BLACKROCK GLOBAL LONG/SHORT CREDIT FUND OF BLACKROCK FUNDS IV By: BlackRock Advisors, LLC, its Investment Advisor By: /s/ Henry Brennan Name: Henry Brennan Title: Managing Director BLACKROCK STRATEGIC GLOBAL BOND FUND, INC. By: BlackRock Advisors, LLC, its Adviser AND BlackRock International Limited, its Sub- Adviser; BlackRock (Singapore) Limited, its Sub-Adviser By: /s/ Henry Brennan Name: Henry Brennan Title: Managing Director STRATEGIC INCOME OPPORTUNITIES BOND FUND By: BlackRock Institutional Trust Company, NA, not in its individual capacity but as Trustee of the Strategic Opportunities Bond Fund By: /s/ Henry Brennan Name: Henry Brennan Title: Managing Director

FOR BLACKROCK INVESTMENT MANAGEMENT (AUSTRALIA) LIMITED AS RESPONSIBLE ENTITY OF THE BLACKROCK GLOBAL ALLOCATION FUND (AUST) By: BlackRock Investment Management, LLC, its Sub- Investment Advisor By: /s/ Henry Brennan Name: Henry Brennan Title: Managing Director BLACKROCK GLOBAL ALLOCATION PORTFOLIO OF BLACKROCK SERIES FUND, INC. By: BlackRock Advisors, LLC, its Investment Advisor By: /s/ Henry Brennan Name: Henry Brennan Title: Managing Director SENATOR GLOBAL OPPORTUNITY MASTER FUND, L.P. By: Senator GP LLC, its General Partner By: /s/ Evan Gartenlaub Name: Evan Gartenlaub Title: Authorized Person

LVIP BLACKROCK GLOBAL ALLOCATION FUND, A SERIES OF THE LINCOLN VARIABLE INSURANCE PRODUCTS TRUST By: BlackRock Investment Management, LLC its Sub-Advisor By: /s/ Henry Brennan Name: Henry Brennan Title: Managing Director

AGENT By: /s/ Pinju Chiu Name: Pinju Chiu Title: Associate Counsel

ANNEX A Conformed Credit Agreement

Conformed for Second Omnibus Amendment dated as December 21, 2022of November 6, 2023 NOTE AND WARRANT PURCHASE AGREEMENT This Note and Warrant Purchase Agreement, dated as of December 10, 2021 (this “Agreement”, as the same may hereafter be modified, supplemented, extended, amended, restated or amended and restated from time to time), is entered into by and among Sonder Holdings Inc., a Delaware corporation (“Sonder Holdings”), Sonder USA Inc., a Delaware corporation (“Sonder USA”), Sonder Hospitality USA Inc., a Delaware corporation (“Sonder Hospitality”), the Guarantors listed on the signature pages hereof, and the Persons listed on the schedule of investors attached hereto as Schedule I (as updated from time to time in accordance with Section 10(d)) (each an “Investor” and collectively, the “Investors”). RECITALS A. On the terms and subject to the conditions set forth herein, each Investor is willing from time to time to purchase promissory notes constituting obligations of the Note Obligors (as defined in Appendix 1 attached hereto) in up to the principal amounts set forth opposite such Investor’s name on Schedule I hereto. In consideration of the Investors’ commitment to purchase the Notes, each investor shall be issued a warrant for the number of shares of common stock set forth opposite such Investor’s name on Schedule I hereto. B. Capitalized terms not otherwise defined herein shall have the meaning set forth in Appendix 1 attached hereto. AGREEMENT NOW THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows: 1. The Notes and Warrants. (a) Issuance of Notes. Subject to all of the terms and conditions hereof, the Note Obligors agree to issue and sell to each of the Investors, and each of the Investors severally agrees to purchase, one or more Notes up to the principal amount of such Investor’s Commitment; provided that, after giving effect to each such purchase and sale of Notes, the aggregate Original Principal Amounts of all Notes issued to an Investor would not exceed the Commitment of such Investor set forth on Schedule I hereto. From time to time, prior to the First Funding Event, the Company shall have the right to add Commitments from investors (“Additional Investors”) reasonably acceptable to the Investors who are parties to this Agreement on the date hereof. Such Additional Investors shall be added by way of a joinder to this Agreement which shall also amend and restate Schedule I to include the Commitments of the Additional Investors and the number of Warrant Shares for each Additional Investor (determined as set forth in Section 1(b)), Doc#: US1:18443691v1 and such Additional Investors shall also (i) execute and deliver to Collateral Agent a “Joinder Agreement” (as defined in the Collateral Agency Agreement) and (ii) deliver to Collateral Agent and Notes Agent a completed administrative questionnaire, tax forms, any “know your customer” documentation and other forms with respect to any new Investors as may be required or requested by the Collateral Agent pursuant to the Collateral Agency Agreement. After compliance with the foregoing and the entry of such Additional Investors on the Notes Register, such Additional Investors shall be Investors hereunder. The obligations of the Investors to purchase Notes are several and not joint. The aggregate principal amount for all Notes issued hereunder shall not exceed $220,000,000. (b) Issuance of Warrants. On the date of the First Funding Event, Parent will execute and deliver to the Warrant Agent the Warrant Agreement in the form attached hereto as Exhibit B (the “Warrant Agreement”) and issue to each Investor a warrant certificate, in the form of Exhibit A to the Warrant Agreement (each, a “Warrant” and, collectively, the “Warrants”), to purchase up to a number of shares of Common Stock of Parent set forth opposite each Investor’s name on Schedule I hereto. If Additional Investors are added to Schedule I, the number of shares opposite each such Additional Investor’s name shall be equal to the quotient of (x) such Additional Investor’s Commitment multiplied by 15%, divided by (y) $10.00. Each Warrant shall be registered in the applicable Investor’s name by the Warrant Agent in the Warrant Register. (c) Note Fundings. The Note Obligors may issue and sell Notes at up to two closings (each, a “Funding Event”). (i) First Funding Event. On or prior to the third Business Day following the closing of the Merger Transaction, subject to the terms and conditions of this Agreement, the Note Obligors shall request, as set forth in Section 1(e), and the Investors shall purchase Notes issued by the Note Obligors in a principal amount equal to not less than 65% and up to 100% of the aggregate Commitments at a Funding Event (the “First Funding Event”) on the date specified in the Funding Notice by the Note Obligors. (ii) Second Funding Event. If the First Funding Event occurs on or before December 31, 2021 and the principal amount of Notes issued in connection with such First Funding Event was equal to less than 100% of the Commitments, then subject to the terms and conditions of this Agreement, upon the Note Obligors request, as set forth in Section 1(e), on or after January 3, 2022, the Investors shall purchase Notes issued by the Note Obligors in a principal amount equal to not more than the remaining Commitments at a Funding Event (the “Second Funding Event”) on a date specified in the Funding Notice by the Note Obligors. (iii) Purchase Price. At each Funding Event, the Note Obligors will deliver to each Investor participating in each such Funding Event the Note to be purchased by such Investor, against receipt by the Note Obligors of the corresponding purchase price (the “Purchase Price”) payable by such Investor for such Note. Each of 2 Doc#: US1:18443691v1 the Notes shall be registered by the Notes Agent in the applicable Investor’s name in the Notes Register. All of the transactions set forth herein to be taken at each such Funding Event, including the delivery of documents, shall be deemed to take place simultaneously at each such Funding Event. (iv) Original Issue Discount; Commitment Fee. In respect of the purchase and sale of Notes at the First Funding Event, each Investor shall have the option to elect, which election shall be specified in Schedule I hereto, to (x) reduce the Purchase Price due in respect of its Notes purchased at the First Funding Event by an amount equal to three-and-one-half percent (3.5%) of the aggregate amount of such Investor’s Commitment, or (y) receive a cash payment as a fee from the Note Obligors equal to three-and-one-half percent (3.5%) of the aggregate amount of such Investor’s Commitment. (d) Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. (e) Procedures for Funding Events. Subject to the prior satisfaction or waiver of all other applicable conditions to the sale and purchase of a Note set forth in this Agreement (other than conditions that by their nature are to be satisfied at the relevant Funding Event), to request a Funding Event, the Note Obligors (via a Responsible Officer) shall notify the Investors (which notice shall be irrevocable) by electronic mail at least five (5) Business Days prior to the applicable Funding Event (which notice may be conditional on the closing of the Merger Transaction in the case of the First Funding Event), provided that no Funding Event shall occur after December 31, 2022. Such notice (a “Funding Notice”) shall (i) specify the amount to be funded by each Investor (which shall be such Investor’s pro rata portion of the aggregate amount to be funded, but not in excess of such Investor’s individual Commitment), (ii) include evidence of the satisfaction of each condition in Section 5, (iii) attach any documents, including a counterpart signature page of the Note, to be executed by such Investor (which shall be returned to the Note Obligors prior to the Funding Event), (vi) be executed by a Responsible Officer and (vii) be sent to Notes Agent at the same time it is sent to the Investors. The Investors participating in such Funding Event shall deliver proceeds of any Note to the account designated by the Note Obligors for such purpose. 2. Representations and Warranties of the Issuer Parties. Each Issuer Party represents and warrants to the Investors, as of the date made or deemed made, that: 3 Doc#: US1:18443691v1

(a) Existence, Qualification and Power. Each Issuer Party is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization. Each Issuer Party and each Subsidiary (a) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Transaction Documents to which it is a party, and (b) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (a)(i) or (b), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. As of the Closing Date, the copy of the Organization Documents of each Issuer Party provided to the Investors pursuant to the terms of this Agreement is a true and correct copy of each such document, each of which is valid and in full force and effect. (b) Authorization; No Contravention. The execution, delivery and performance by each Issuer Party of each Transaction Document to which such Person is a party have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, (i) any Contractual Obligation to which such Person is a party or by which such Person or the properties of such Person or any of its Subsidiaries is bound or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law, except in each case referred to in clause (b) or (c), to the extent that such conflict, breach, contravention or violation could not reasonably be expected to have a Material Adverse Effect. (c) Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery or performance by, or enforcement against, any Issuer Party of this Agreement or any other Transaction Document, (b) the grant by any Issuer Party of the Liens granted by it pursuant to the Collateral Documents, (c) the perfection or maintenance of the Liens created under the Collateral Documents (including the first priority nature thereof) or (d) the exercise by the Investors or the Collateral Agent of their rights under the Transaction Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, other than (i) authorizations, approvals, actions, notices and filings which have been duly obtained and (ii) filings to perfect the Liens created by the Collateral Documents. (d) Binding Effect. This Agreement has been, and each other Transaction Document, when delivered hereunder, will have been, duly executed and delivered by each Issuer Party that is party thereto. This Agreement constitutes, and each other Transaction Document when so delivered will constitute, a legal, valid and binding obligation of such Issuer Party, enforceable against each Issuer Party that is party thereto in accordance with its terms except to the extent that the enforceability thereof may be 4 Doc#: US1:18443691v1 limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law). (e) Financial Statements; No Material Adverse Effect. (i) Audited Financial Statements. The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (ii) fairly present in all material respects the financial condition of the Group Members as of the date thereof and their results of operations, cash flows and changes in stockholder’s equity for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein. No Group Member has, as of the Closing Date, any material Guarantees, material contingent liabilities and liabilities for taxes, or any long-term leases or unusual forward or long-term commitments, including any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives (in each case excluding leases entered into in the ordinary course of business for apartment units, hotel units or other accommodations and guarantees in respect thereof), that (x) are not reflected in the Audited Financial Statements or (y) have been incurred after the date of such financial statements and have not been disclosed to the Investors. (ii) Quarterly Financial Statements. The most recent unaudited Consolidated balance sheets of the Group Members delivered to the Investors, and the related Consolidated statements of income or operations and cash flows for the quarter ended on that date (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present in all material respects the financial condition of the Group Members as of the date thereof and their results of operations and cash flows for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments. (iii) Material Adverse Effect. Since December 31, 2020 (and, in addition, after delivery of the most recent annual audited financial statements in accordance with the terms hereof, since the date of such annual audited financial statements), there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. (f) Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Issuer Parties, threatened in writing at law, in equity, in arbitration or before any Governmental Authority, by or against any Issuer Party or any Subsidiary or against any of their properties or revenues that (a) purport to affect or pertain to this Agreement or any other Transaction Document or any of the transactions contemplated hereby, or (b) either individually or in the aggregate could reasonably be expected to have a Material Adverse Effect. 5 Doc#: US1:18443691v1

(g) No Default. Neither any Issuer Party nor any Subsidiary thereof is in default under or with respect to any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Transaction Document. (h) Ownership of Property. Each Issuer Party and each of its Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (i) Environmental Compliance. (i) The Issuer Parties and their respective Subsidiaries conduct in the ordinary course of business a review of the effect of existing Environmental Laws and claims alleging potential liability or responsibility for violation of any Environmental Law on their respective businesses, operations and properties, and as a result thereof the Issuer Parties have reasonably concluded that such Environmental Laws and claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (ii) Neither any Issuer Party nor any of its Subsidiaries is undertaking, and has not completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any Governmental Authority or the requirements of any Environmental Law, except as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and all Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently or formerly owned or operated by any Issuer Party or any of its Subsidiaries have been disposed of in a manner not reasonably expected to result in material liability to any Issuer Party or any of its Subsidiaries. (j) Offering. (i) Subject in part to the truth and accuracy of each Investor’s representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Notes as contemplated by this Agreement are exempt from the registration requirements of any applicable state and federal securities laws, and none of the Note Obligors nor any authorized agent acting on their behalf will take any action hereafter that would cause the loss of such exemption. (ii) Prior to the date hereof, the Note Obligors have exercised reasonable care, in accordance with Securities and Exchange Commission rules and guidance, to determine whether any Covered Person (as defined below) is subject to any 6 Doc#: US1:18443691v1 of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Securities Act (“Disqualification Events”). To the Note Obligors’ knowledge, no Covered Person is subject to a Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Act. The Note Obligors have complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act. “Covered Persons” are those persons specified in Rule 506(d)(1) under the Act, including the Note Obligors; any predecessor or affiliate of any of the Note Obligors; any director, executive officer, other officer participating in the offering, general partner or managing member of any of the Note Obligors; any beneficial owner of 20% or more of any of the Note Obligors’ outstanding voting equity securities, calculated on the basis of voting power; any promoter (as defined in Rule 405 under the Act) connected with any of the Note Obligors in any capacity at the time of the sale of the Notes; and any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Notes (a “Solicitor”), any general partner or managing member of any Solicitor, and any director, executive officer or other officer participating in the offering of any Solicitor or general partner or managing member of any Solicitor. (k) Maintenance of Insurance. The properties of each Note Obligor and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of such Note Obligor, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the applicable Issuer Party or the applicable Subsidiary operates. (l) Taxes. Each Issuer Party and its Subsidiaries have filed all federal, state and other material tax returns and reports required to be filed, and have paid all federal, state and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against any Issuer Party or any Subsidiary that would, if made, have a Material Adverse Effect, nor is there any tax sharing agreement applicable to any Note Obligor or any Subsidiary. The filing and recording of any and all documents required to perfect the security interests granted to the Collateral Agent (for the benefit of the Secured Parties) will not result in any documentary, stamp or other taxes. (m) ERISA Compliance. (i) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state laws. Each Pension Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter or is subject to a favorable opinion letter from the IRS to the effect that the form of such Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the IRS to be exempt from federal income tax under Section 501(a) of the Code, or an application for such a letter is currently being 7 Doc#: US1:18443691v1 processed by the IRS. To the best knowledge of the Issuer Parties, nothing has occurred that would prevent or cause the loss of such tax-qualified status. (ii) There are no pending or, to the best knowledge of the Issuer Parties, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect. (iii) (A) No ERISA Event has occurred, and no Issuer Party nor any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan; (B) each Note Obligor and each ERISA Affiliate has met all applicable requirements under the Pension Funding Rules in respect of each Pension Plan, and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained; (C) as of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is sixty percent (60%) or higher and no Issuer Party nor any ERISA Affiliate knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage for any such plan to drop below sixty percent (60%) as of the most recent valuation date; (D) no Issuer Party nor any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid; (E) no Note Obligor nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA; and (F) no Pension Plan has been terminated by the plan administrator thereof nor by the PBGC, and no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan. (iv) No Note Obligor nor any ERISA Affiliate maintains or contributes to, or has any unsatisfied obligation to contribute to, or liability under, any active or terminated Pension Plan. (n) Margin Regulations; Investment Company Act. (i) Margin Regulations. No Note Obligor is engaged nor will engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock. Following the application of the proceeds of each Funding Event, not more than twenty-five percent (25%) of the value of the assets (either of the Parent only or of the Parent and its Subsidiaries on a Consolidated basis) will constitute margin stock (within the meaning of Regulation U issued by the FRB). 8 Doc#: US1:18443691v1

(ii) Investment Company Act. None of the Note Obligors is required to be registered as an “investment company” under the Investment Company Act of 1940. (o) Disclosure. Each Note Obligor has disclosed to the Investors, either directly or through public filings with the Securities and Exchange Commission, all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries or any other Issuer Party is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. No report, financial statement, certificate or other information furnished (whether in writing or orally) by or on behalf of any Issuer Party to the Investors in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Transaction Document (in each case as modified or supplemented by other information so furnished), when furnished, contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, each Issuer Party represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time; provided further that it is understood that (1) projections relate to future events and are not to be viewed as facts, (2) that the actual results during the period or periods covered by the projections may differ from the projected results included in such projections, and that such differences may be material, (3) the projections are subject to significant uncertainties, many of which are beyond the control of the Group Members and (4) no assurance can be given that the projections will be realized. (p) Solvency. The Parent is, together with its Subsidiaries on a Consolidated basis, Solvent. (q) Casualty, Etc. Neither the businesses nor the properties of any Issuer Party or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. (r) Sanctions Concerns; Anti-Bribery Laws. (i) Sanctions Concerns. The Group Members have implemented and maintain in effect policies and procedures reasonably designed to ensure compliance by the Group Members and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions. The Group Members are not knowingly engaged in any activity that would reasonably be expected to result in any Group Member being listed on any Sanctions related list referred to in clause (a) of “Sanctioned Person”. No Group Member, or to the knowledge of any Note Obligor, any of their respective directors, officers, employees that will act for any Group Member in any capacity in connection with the credit facility established hereby, is listed 9 Doc#: US1:18443691v1 on any Sanctions related list referred to in clause (a) of the definition of “Sanctioned Person”. (ii) Anti-Bribery Laws. No Group Member, nor to the knowledge of any Group Member, or other Person acting on behalf of any such Group Member has taken any action, directly or indirectly, that would result in a violation by such person of any applicable anti-bribery law, including but not limited to, the United Kingdom Bribery Act 2010 (the “UK Bribery Act”) and the U.S. Foreign Corrupt Practices Act of 1977 (the “FCPA”). Furthermore, each Note Obligor and, to the knowledge of such Note Obligor, its Affiliates have conducted their businesses in compliance in all material respects with the UK Bribery Act, the FCPA and similar laws, rules or regulations and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith. (s) Issuer Parties. As of the Closing Date, the Issuer Parties constitute all of the parties that are party to the Senior Credit Agreement. (t) Labor Matters. Except as set forth on Schedule 2(t) to the Disclosure Letter, there are no collective bargaining agreements or Multiemployer Plans covering the employees of the Parent or any of its Subsidiaries as of the Closing Date and none of the Note Obligors nor any Subsidiary has suffered any strikes, walkouts, work stoppages or other material labor difficulty within the last five (5) years preceding the Closing Date. 3. Representations and Warranties of Investors. Each Investor, for that Investor alone, represents and warrants to the Note Obligors, as of the Closing Date and as of the date of acquisition of a Note, as follows: (a) Authorization. Such Investor has all requisite power and authority to enter into the Transaction Documents, to purchase such Note and to carry out and perform its obligations under the terms of the Transaction Documents. All action on the part of such Investor, its officers, directors and stockholders necessary for the authorization, execution and delivery of the Transaction Documents has been taken or will be taken prior to the applicable Closing, and the Transaction Documents constitute valid and legally binding obligations of such Investor, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Authority on the part of such Investor is required in connection with the consummation of the transactions contemplated by the Transaction Documents. (b) Purchase Entirely for Own Account. This Agreement is made with such Investor in reliance upon, among other things, such Investor’s representation to the Note Obligors, which by such Investor’s execution of this Agreement such Investor 10 Doc#: US1:18443691v1 hereby confirms, that the Notes will be acquired for investment for such Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing, the Notes. By executing this Agreement, such Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Notes. (c) Reliance Upon the Investor’s Representations. Such Investor acknowledges that the Notes are not registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act and that the Note Obligors’ reliance on such exemption is based, in part, on such Investor’s representations set forth herein. (d) Receipt of Information. Such Investor acknowledges that there has been provided or made available to it all the information it considers necessary or appropriate for deciding whether to purchase the Notes. Such Investor further represents that through its representatives it has had an opportunity to ask questions and receive answers from the Note Obligors regarding the terms and conditions of the offering of the Notes and the business, properties, prospects and financial condition of the Note Obligors. The foregoing, however, does not limit or modify the representations and warranties of the Note Obligors in Section 2 of this Agreement or the right of such Investor to rely thereon. (e) Investment Experience. Such Investor is experienced in evaluating and investing in securities of companies in the development stage, is able to bear the economic risk of its investment in a Note and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Notes and is able, without impairing such Investor’s financial condition, to hold the Notes to be purchased by such Investor for an indefinite period of time and to suffer a complete loss of such Investor’s investment. Such Investor also represents it has not been organized solely for the purpose of acquiring the Notes. (f) Understanding of Risk. Such Investor is aware of (i) the highly speculative nature of the Notes, (ii) the financial hazards involved and (iii) the lack of liquidity of the Notes. (g) Accredited Investor. Such Investor represents and warrants that it is an “accredited investor,” as such term is defined in Rule 501(a) of Regulation D of the Securities Act. Such Investor has furnished or made available any and all information requested by the Note Obligors or otherwise necessary to satisfy any applicable verification requirements as to accredited investor status. Such Investor covenants to provide prompt written notice to the Note Obligors in the event it ceases to be an accredited investor at any time in the future during which it continues to hold any of the Notes or any other securities of the Note Obligors. 11 Doc#: US1:18443691v1

(h) No Public Market. Such Investor understands and acknowledges that no public market now exists for any of the securities issued by the Note Obligors and that the Note Obligors have made no assurances that a public market will ever exist for the Notes or any other securities of the Note Obligors. (i) Restricted Securities. Such Investor understands that the Notes may not be sold, transferred or otherwise disposed of without registration under the Securities Act and applicable state securities laws or an exemption therefrom, and that in the absence of an effective registration statement covering the Notes or an available exemption from registration under the Securities Act, the Notes must be held indefinitely. Investor acknowledges that the Note Obligors have no obligation to make or keep “current public information” (as defined in Rule 144 under the Securities Act). (j) Legends. To the extent applicable, each certificate or other document evidencing any of the Notes shall be endorsed with the legend set forth below, and such Investor covenants that, except to the extent such restrictions are waived by the Note Obligors, such Investor shall not transfer the Notes without complying with the restrictions on transfer described in the legends endorsed on any such Note (except that the Note Obligors shall not require an opinion of counsel in connection with a transfer to an affiliated entity or pursuant to Rule 144): “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY JURISDICTION AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, ASSIGNED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (I) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAW, OR (II) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAW, INCLUDING PURSUANT TO RULE 144 OR RULE 144A OR TO PERSONS OUTSIDE OF THE UNITED STATES PURSUANT TO REGULATION S UNDER THE SECURITIES ACT, PROVIDED THAT, EXCEPT IN THE CASE OF ANY TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PURSUANT TO RULE 144 OR RULE 144A OR TO PERSONS OUTSIDE OF THE UNITED STATES PURSUANT TO REGULATION S UNDER THE ACT, AN OPINION OF COUNSEL SHALL BE FURNISHED TO THE NOTE OBLIGORS (IF REQUESTED BY THE NOTE OBLIGORS), IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE NOTE OBLIGORS, TO THE EFFECT THAT SUCH TRANSACTION DOES NOT REQUIRE 12 Doc#: US1:18443691v1

REGISTRATION UNDER THE ACT AND/OR APPLICABLE STATE SECURITIES LAW.” (k) Tax Advisors. Such Investor has reviewed with its own tax advisors the U.S. federal, state and local and non-U.S. tax consequences of this investment and the transactions contemplated by this Agreement. With respect to such matters, such Investor relies solely on any such advisors and is not relying on any statements or representations of the Note Obligors or any of its agents, written or oral, as tax advice. (l) Exculpation. Such Investor acknowledges that it is not relying upon any person, firm or corporation, other than the Note Obligors and their respective officers and directors, in making its investment or decision to invest in the Note Obligors. (m) No “Bad Actor” Disqualification Events. Neither (i) such Investor, (ii) any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members, nor (iii) any beneficial owner of any of the Note Obligors’ voting equity securities (in accordance with Rule 506(d) of the Securities Act) held by such Investor is subject to any Disqualification Events, except for Disqualification Events covered by Rule 506(d)(2) or (d)(3) under the Securities Act and disclosed reasonably in advance of the Closing in writing in reasonable detail to the Note Obligors. Such Investor covenants to provide such information to the Note Obligors as the Note Obligors may reasonably request in order to comply with the disclosure obligations set forth in Rule 506(e) of the Securities Act. (n) No Restricted Entities. Such Investor represents that neither it, nor any of its officers, directors or beneficial owners, is an individual or entity with whom the transactions described herein would be prohibited by a governmental authority, as identified on the United States Government Consolidated Screening List, or any other applicable governmental list or regulation that would prohibit or restrict the transactions described herein, including any prohibitions or restrictions based on the nationality of an entity or individual. (o) No Brokers or Finders. Except as previously disclosed to the Note Obligors prior to the date of this Agreement, neither such Investor nor any of its Affiliates has retained, utilized or been represented by, or otherwise become obligated to, any broker, placement agent, financial advisor or finder in connection with the transactions contemplated by this Agreement whose fees the Note Obligors would be required to pay. 4. Conditions to the Closing Date of the Investors. The occurrence of the Closing Date and each Investor’s obligations under this Agreement are subject to the fulfillment of all of the following conditions, any of which may be waived in whole or in part by the Required Investors (and with respect to the conditions set forth in Sections 4(g), 4(l) and 4(m), the Collateral Agent): 13 Doc#: US1:18443691v1

(a) Representations and Warranties. The representations and warranties made by the Issuer Parties in Section 2 hereof shall be true and correct on the Closing Date. (b) Performance. The Issuer Parties shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Issuer Parties on or before the Closing Date. (c) Closing Certificate. A Responsible Officer of the Note Obligors Representative shall have delivered to the Investors a certificate in the form of Exhibit G certifying that the conditions specified in Section 4(a) and Section 4(b) have been fulfilled. (d) Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the Closing Date with certain federal and state securities commissions, the Note Obligors shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Notes and Warrants. (e) Legal Requirements. The sale and issuance by the Note Obligors, and the purchase by such Investor, of the Notes and Warrants shall be legally permitted by all laws and regulations to which such Investor or the Note Obligors are subject. (f) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing Date and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Required Investors. (g) Transaction Documents. Each Issuer Party shall have duly executed and delivered to the Investors the following documents to which it is a party: (i) this Agreement; (ii) the Collateral Agency Agreement; and (iii) the Fee Letter. (h) Filings. All necessary filings, registrations, recordings and other actions required to be taken as of the Closing Date, and all filing, recordation, and other similar fees and all recording, stamp and other Taxes and expenses related to such filings, registrations and recordings required to be paid, for the consummation of the transactions contemplated by the Transaction Documents (or arrangements satisfactory to the Required Investors to make any such filings, registrations, recordings or other actions or to make any such payment on or immediately following the Closing Date) shall have been taken and paid, respectively (to the extent that the obligation to make payment then exists), by the Issuer Parties. 14 Doc#: US1:18443691v1

(i) Approvals. The Note Obligors shall have obtained any necessary approvals by each Note Obligor’s Board of Directors, the Note Obligors’ stockholders or applicable third parties. (j) Secretary’s Certificate. The Secretary of each Note Obligor and each Guarantor shall have delivered to the Investors a certificate certifying (i) a true and complete copy of the such Issuer Party’s certificate of incorporation or formation, bylaws, operating agreement or similar governing documents, (ii) resolutions of each Note Obligor’s Board of Directors and the governing body of each Guarantor approving the Transaction Documents to which such Person is party and the transactions contemplated thereunder, (iii) a certificate as to the good standing in its jurisdiction of organization and each additional jurisdiction in which such Issuer Party is qualified or licensed to do business or the failure to be so qualified or licensed could reasonably be expected to result in a Material Adverse Effect and (iv) as to the incumbency and signatures of officers of such Issuer Party. (k) Opinion. The Investors (as of the date hereof) and Collateral Agent shall have received a written opinion (addressed to the Investors and dated the Closing Date) of Wilson Sonsini Goodrich & Rosati, P.C., counsel for the Issuer Parties, in form and substance reasonably satisfactory to the Required Investors. (l) Fees. Subject to Section 7(q), concurrently with the consummation of the transactions contemplated hereby, the Note Obligors shall have paid all accrued and unpaid fees and all accrued and unpaid expenses required to be paid on the Closing Date in each case, of the Investors, Collateral Agent and Notes Agent (including, the reasonable, documented and out-of-pocket accrued and unpaid fees and expenses of counsel thereto) to the extent invoiced at least one Business Day prior to the Closing Date. (m) KYC. The Investors and the Collateral Agent shall have received, on or before the date which is three (3) Business Days prior to the Closing Date (i) all documentation and other information regarding the Issuer Parties required by regulatory authorities under applicable “know your customer” and Anti-Corruption Laws and the USA PATRIOT Act and (ii) a completed Beneficial Ownership Certification from each Issuer Party. 5. Conditions to Funding Events of the Investors. (a) Conditions to the First Funding Event. Each Investor’s obligations at any Funding Event are subject to the fulfillment, on or prior to such Funding Event, of all of the following conditions to the extent applicable, any of which may be waived in whole or in part by the Required Investors (and with respect to the conditions set forth in Section 5(a)(iv), the Collateral Agent): (i) Representations and Warranties. The representations and warranties made by the Issuer Parties in Section 2 hereof shall be true and correct in all material respects on the date of such Funding Event; provided that such materiality 15 Doc#: US1:18443691v1 qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided further that those representations and warranties expressly referring to a specific date shall be true and correct in all material respects as of such date, and no Event of Default shall have occurred and be continuing or result from the issuance of any Notes at such Funding Event. (ii) Performance. The Note Obligors shall have performed and complied in all material respects with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Note Obligors on or before such Funding Event. (iii) Closing Certificate. A Responsible Officer of the Note Obligors Representative shall deliver to the Investors at such Funding Event a certificate certifying that the conditions specified in Section 5(a)(i) and Section 5(a)(ii) have been fulfilled. (iv) Governmental Approvals and Filings. Except for any notices required or permitted to be filed after such Funding Event with certain federal and state securities commissions, the Note Obligors shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Notes issued at such Funding Event, except where a failure to obtain such approvals would not reasonably be expected to have a Material Adverse Effect. (v) Legal Requirements. At such Funding Event, the sale and issuance by the Note Obligors, and the purchase by such Investor, of the Notes and Warrants shall be legally permitted by all laws and regulations to which such Investor or the Note Obligors are subject. (vi) Transaction Documents. Each Issuer Party shall have duly executed and delivered to the Investors and, if applicable, the Collateral Agent, the Notes Agent or the Warrant Agent, the following documents to which it is a party: (A) the Security Agreement; (B) the Warrant Agreement; (C) a Funding Notice in the time period specified in Section 1(e); (D) each Note to be issued hereunder at such Funding Event; (E) each Warrant to be issued hereunder. (vii) Opinion. The Investors and the Collateral Agent shall have received a written opinion (addressed to the Investors and dated the date of the First 16 Doc#: US1:18443691v1

Funding Event) of Wilson Sonsini Goodrich & Rosati, P.C., counsel for the Issuer Parties, in form and substance reasonably satisfactory to the Required Investors. (viii) Lien Searches. The Collateral Agent shall have received completed requests for information or similar search report, dated within thirty (30) days of the Closing Date, listing all effective financing statements filed in the Office of the Secretary of State of the state of incorporation or formation, as applicable, that name any Issuer Party as debtor, together with copies of such other financing statements. (ix) Filings. All necessary filings, registrations, recordings and other actions required to be taken as of the date of such Funding Event (including filing of UCC-1 financing statements), and all filing, recordation, and other similar fees and all recording, stamp and other Taxes and expenses related to such filings, registrations and recordings required to be paid, for the consummation of the transactions contemplated by the Transaction Documents (or arrangements satisfactory to the Required Investors to make any such filings, registrations, recordings or other actions or to make any such payment on or immediately following the date of such Funding Event) shall have been taken and paid, respectively (to the extent that the obligation to make payment then exists), by the Issuer Parties. (x) TPC Credit Agreement. Prior to or substantially concurrently with the First Funding Event, all obligations under the TPC Credit Agreement shall have been repaid and any Liens securing such obligations shall have been released and terminated. (xi) Parent Joinder. Parent (as defined following the completion of the Merger Transaction) shall have become a Note Obligor immediately after the completion of the Merger Transaction by way of execution of the Joinder Agreement attached hereto as Exhibit D. (xii) Solvency Certificate. A Responsible Officer of the Note Obligors Representative shall deliver to the Investors the Solvency Certificate. (xiii) Merger Transactions. The Merger Transactions shall have been consummated in accordance with the terms and conditions of the Merger Agreement, without giving effect to any amendment, waiver, consent or other modification thereof that is materially adverse to the interests of the Investors (in their capacities as such) unless it is approved by the Investors (which approval shall not be unreasonably withheld, delayed or conditioned). (b) Conditions to the Second Funding Event. (i) Representations and Warranties. The representations and warranties made by the Issuer Parties in Section 2 hereof shall be true and correct in all material respects on the date of such Funding Event; provided that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided further that those representations and warranties expressly referring to a specific date shall be true and 17 Doc#: US1:18443691v1 correct in all material respects as of such date, and no Event of Default shall have occurred and be continuing or result from the issuance of any Notes at such Funding Event. (ii) Performance. The Note Obligors shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Note Obligors on or before such Funding Event, except where a failure to perform or comply would not reasonably be expected to have a Material Adverse Effect. (iii) Closing Certificate. A Responsible Officer of the Note Obligors Representative shall deliver to the Investors and Collateral Agent at such Funding Event a certificate certifying that the conditions specified in Section 5(b)(i) and Section 5(b)(ii) have been fulfilled. (iv) Governmental Approvals and Filings. Except for any notices required or permitted to be filed after such Funding Event with certain federal and state securities commissions, the Note Obligors shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Notes issued at such Funding Event, except where a failure to obtain such approvals would not reasonably be expected to have a Material Adverse Effect. (v) Legal Requirements. At such Funding Event, the sale and issuance by the Note Obligors, and the purchase by such Investor, of the Notes and Warrants shall be legally permitted by all laws and regulations to which such Investor or the Note Obligors are subject. (vi) Transaction Documents. Each Issuer Party shall have duly executed and delivered to the Investors and, if applicable, the Collateral Agent and the Notes Agent, the following documents to which it is a party: (A) Funding Notice in the time period specified in Section 1(e); and (B) each Note to be issued hereunder at such Funding Event. (c) Second Funding Event Occurring On or After July 1, 2022. (i) If the Second Funding Event occurs on a date that is on or after July 1, 2022 to and including September 30, 2022, the Investors’ obligation to purchase Notes at the Second Funding Event shall, in addition to the conditions set forth in Section 5(b), be subject to the condition that the Note Obligors’ GAAP Net Revenue for the quarter ended June 30, 2022 was equal to or greater than $110,000,000. 18 Doc#: US1:18443691v1

(ii) If the Second Funding Event occurs on a date that is on or after October 1, 2022 to and including December 31, 2022, the Investors’ obligation to purchase Notes at the Second Funding Event shall, in addition to the conditions set forth in Section 5(b), be subject to the condition that the Note Obligors’ GAAP Net Revenue for the quarter ended September 30, 2022 was equal to or greater than $130,000,000. 6. Conditions to Obligations of the Note Obligors. The Note Obligors’ obligation to issue and sell the Notes at each Funding Event to each respective Investor is subject to the fulfillment, on or prior to the applicable Funding Event, of the following conditions, any of which may be waived in whole or in part by the Note Obligors: (a) Representations and Warranties. The representations and warranties made by such Investor in Section 3 hereof shall be true and correct when made and shall be true and correct on the applicable Funding Event. (b) Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the applicable Funding Event with certain federal and state securities commissions, the Note Obligors shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Notes. (c) Legal Requirements. At the applicable Funding Event, the sale and issuance by the Note Obligors, and the purchase by the Investors, of the Notes shall be legally permitted by all laws and regulations to which the Investors or the Note Obligors are subject. (d) Purchase Price. Such Investor shall have delivered to the Note Obligors the Purchase Price in respect of the Notes and Warrants being purchased by such Investor referenced in Section 1(b) hereof. 7. Affirmative Covenants. Each of the Issuer Parties hereby covenants and agrees that on the Closing Date and thereafter until the Termination Date, such Issuer Party shall, and shall cause each of its Subsidiaries to: (a) Financial Statements; Other Information. (i) Audited Financial Statements. (A) With respect to each fiscal year prior to Parent being a publicly reporting company, within one-hundred eighty (180) days after the end of such fiscal year of Parent, and (B) with respect to each fiscal year following Parent being a publicly reporting company, within ninety (90) days after the end of such fiscal year of Parent, deliver a Consolidated balance sheet of the Group Members as at the end of such fiscal year, and the related Consolidated statements of income or operations, changes in stockholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, such Consolidated statements to be audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Investors, which report and opinion shall be prepared in accordance with generally 19 Doc#: US1:18443691v1

20 Doc#: US1:18443691v1 accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit. (ii) Quarterly Financial Statements. Within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year of the Note Obligors, deliver a Consolidated balance sheet of the Group Members as of the end of such fiscal quarter, and the related Consolidated statements of income or operations and cash flows for such fiscal quarter and for the portion of the Note Obligors’ fiscal year than ended setting forth in each case in comparative form for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and duly certified by the chief executive officer, chief financial officer, treasurer or controller of the Note Obligors Representative who is a Responsible Officer as fairly presenting in all material respects the financial condition, results of operations and cash flows of the Group Members, subject only to normal year-end audit adjustments and the absence of footnotes. (iii) Other Information. Deliver to the person(s) designated by an Investor (A) such other information that a Major Investor (as defined in the Investor Rights Agreement) is entitled to receive under the Investor Rights Agreement that such Investor may from time to time reasonably request.reasonably requests and (B) such additional information, including current Liquidity and Liquidity projections, any intra fiscal quarter budget, projection and/or key strategic updates, and any additional financial or operating information as reasonably requested by the Investors; provided that, the Note Obligors shall deliver to the Investors a summary of the information described in (A) of this clause (iii), as well as a summary of current Liquidity and Liquidity projections, any intra fiscal quarter budget, projection and/or key strategic updates, on a quarterly basis and in no event later than five (5) Business Days following any quarterly meeting of the Parent’s or the Note Obligors’ Board of Directors.1 Information required to be delivered pursuant to this Section 7(a) may be delivered electronically through public filings and if so delivered, shall be deemed to have been delivered on the date (i) on which Parent posts such information, or provides a link thereto on Parent’s website on the Internet or at http://www.sec.gov; or (ii) on which such information is posted on Parent’s behalf on an Internet or intranet website, if any, to which the Investors have been granted access (whether a commercial, third-party website or whether sponsored by the Investors). Upon the request of any Investor, the Issuer Parties shall provide the information required to be delivered pursuant Section 7(a)(iii) only to the person(s) designated by such Investor to receive such information or shall not provide such information to such Investor at all. 1 NTD: Clause (B) is more open-ended, and so it is unclear what is required to be included in the quarterly updates (versus what the Investors may reasonably request), so we have revised to be specific as to the scope.

(b) Notice of Event of Default. Promptly (but in any event, unless otherwise provided below, within ten (10) Business Days) notify the Investors and the Collateral Agent of the occurrence of any Event of Default; Each notice pursuant to this Section 7(b) shall be accompanied by a statement of a Responsible Officer of the Note Obligors Representative setting forth details of the occurrence referred to therein and to the extent applicable, stating what action the Note Obligors have taken and proposes to take with respect thereto. Each notice pursuant to this Section 7(b) shall describe with particularity any and all provisions of this Agreement and any other Transaction Document that have been breached. (c) Payment of Obligations. Pay and discharge as the same shall become due and payable, all its material obligations and liabilities, including (i) all material tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by such Note Obligor or such Subsidiary; and (ii) all lawful claims which, if unpaid, would by law become a Lien (other than a Permitted Lien) upon its property. (d) Preservation of Existence, Etc. (i) Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization and maintain qualification in each jurisdiction in which the failure to so qualify would reasonably be expected to have a Material Adverse Effect, in each case, except in a transaction permitted by Section 8(c) or Section 8(g); (ii) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (iii) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect. (e) Maintenance of Properties. (i) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted; and (ii) make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. 21 Doc#: US1:18443691v1

(f) Maintenance of Insurance. Maintain with financially sound and reputable insurance companies not Affiliates of any Note Obligor, insurance with respect to its properties and business against loss or damage of the any customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons, including, without limitation, terrorism insurance. (g) Compliance with Laws. Comply with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect. (h) Books and Records. Maintain proper books of record and account, in which full, true and correct entries shall be made sufficient to prepare financial statements in accordance with GAAP and maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over such Issuer Party or such Subsidiary, as the case may be. (i) Use of Proceeds. Use the proceeds of the issuance of the Notes for working capital and general corporate purposes not in contravention of any Law or of any Transaction Document, including repayment of the obligations under the TPC Credit Agreement. (j) Material Contracts. Perform and observe all the terms and provisions of each Material Contract to be performed or observed by it, maintain each such Material Contract in full force and effect (other than any Material Contract that expires in accordance with its terms), enforce each such Material Contract in accordance with its terms, and cause each of its Subsidiaries to do so, in each case except where compliance or performance with any such Material Contract is subject to a good faith dispute or where the failure to do so could not reasonably be expected to have a Material Adverse Effect. (k) Covenant to Guarantee Obligations. (i) With respect to each Issuer Party, cause each of (1) its Domestic Subsidiaries (excluding any FSHCO), whether newly formed, after acquired, formed by Division or otherwise existing (including by conversion from a Foreign Subsidiary) to a Domestic Subsidiary) and (2) its other Subsidiaries, whether newly formed, after acquired, formed by Division or otherwise existing, that is a guarantor with respect to the obligations under the Senior Credit Agreement, in each case to promptly (and in any event upon the earliest of (x) within forty-five (45) days after such Subsidiary is formed or acquired (or such longer period of time as agreed to by the Investors in their discretion), (y) substantially concurrently with the formation of such Subsidiary if such Subsidiary is formed by Division or (z) substantially concurrently with such Subsidiary 22 Doc#: US1:18443691v1 becoming a guarantor under the Senior Credit Agreement) become a Guarantor hereunder by way of execution of a Joinder Agreement attached hereto as Exhibit C and to become party (which may be by way of joinder) to the Security Agreement. In connection therewith, the Issuer Parties shall also comply with the requirements of the Collateral Documents. (l) Covenant to Give Security. With respect to each Issuer Party, comply with the requirements of the Collateral Documents. (m) Compliance with Terms of Leaseholds. Make all payments and otherwise perform all obligations in respect of all leases of real property to which the Parent or any of its Subsidiaries is a party, keep such leases in full force and effect (except to the extent any such lease expires by its terms) and not allow any rights to renew such leases to be forfeited or cancelled, and cause each of its Subsidiaries to do so, except, in any case, where the failure to do so, either individually or in the aggregate, could not be reasonably likely to have a Material Adverse Effect. (n) Compliance with Environmental Laws. Comply, and maintain its real property, whether owned, subleased, or otherwise operated or occupied in compliance, in all material respects with all applicable Environmental Laws and Environmental Permits; obtain and renew all Environmental Permits necessary for its operations and properties; and conduct any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all Environmental Laws; provided, however, that neither the Parent nor any of its Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances in accordance with GAAP. (o) Approvals and Authorizations. Maintain all authorizations, consents, approvals and licenses from, exemptions of, and filings and registrations with, each Governmental Authority of the jurisdiction in which each Issuer Party is organized and existing, and all approvals and consents of each other Person in such jurisdiction, in each case that are required in connection with the Transaction Documents, in each case except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. (p) Anti-Corruption Laws. Conduct its business in compliance in all material respects with the FCPA, the UK Bribery Act and other similar anti-corruption legislation in other jurisdictions and maintain policies and procedures designed to promote and achieve compliance with such laws. (q) Fees. Pay all reasonable documented accrued and unpaid out-of-pocket fees and expenses of the Investors associated with performance of due diligence, structuring, negotiation, documentation and closing of this Agreement, including the costs, fees and expenses of one primary counsel and any other third-party 23 Doc#: US1:18443691v1

24 Doc#: US1:18443691v1 ($20,000,000) Trailing two fiscal quarter period ending September 30, 2024 Free Cash Flow Trailing four fiscal quarter period ending September 30, 2025 ($10,000,000) ($20,000,000) paid by the Investors (including one local counsel in each applicable jurisdiction) invoiced at least one Business Day prior to the Closing Date, provided that the Note Obligors shall not be required to pay any such fees and expenses in excess of $400,000. Pay to Collateral Agent and Notes Agent all amounts due under the Collateral Agency Agreement and the Fee Letter. (r) Issuance of Warrant. Cause the Warrants to be issued as and when required under Section 1(b). (s) Minimum Liquidity. Maintain Liquidity of the Note Obligors on a consolidated basis at all times in excess of $50,000,000.00. (t) Free Cash Flow. Maintain Free Cash Flow, measured on a consolidated basis with respect to the applicable testing period set forth below and tested on the last day of each testing period set forth below, in positive excess of the applicable amount specified below: Trailing four fiscal quarter period ending December 31, 2025 ($20,000,000) Trailing three fiscal quarter period ending December 31, 2024 Trailing four fiscal quarter period ending March 31, 2026 ($15,000,000) ($15,000,000) Fiscal quarter period ending June 30, 2024 Trailing four fiscal quarter period ending June 30, 2026 ($10,000,000) Trailing four fiscal quarter period ending March 31, 2025 ($5,000,000) Trailing four fiscal quarter period ending September 30, 2026 ($20,000,000) ($5,000,000) Testing Period Each trailing four fiscal quarter period $0 Trailing four fiscal quarter period ending June 30, 2025

25 Doc#: US1:18443691v1 ending thereafter (u) Compliance Certificates. Together with each delivery of financial statements pursuant to Sections 7(a)(i) and 7(a)(ii), deliver (i) a duly executed and completed compliance certificate (A) certifying that no Default or Event of Default exists (or if a Default or Event of Default exists, describing in reasonable detail such Default or Event of Default and the steps being taken to cure, remedy or waive the same), (B) certifying compliance with Section 7(s) and setting forth reasonably detailed calculations of Liquidity as of the last day of the fiscal period presented in such financial statements, which calculations shall separate out Liquidity attributable to Note Obligors from Liquidity attributable to non-Notes Obligors, and (C) certifying compliance with Section 7(t) and setting forth reasonably detailed calculations of Free Cash Flow of the Note Obligors and their Subsidiaries on a consolidated basis for the applicable testing period. 8. Negative Covenants. Until the Termination Date, each Issuer Party covenants and agrees with the Investors that: (a) Indebtedness. The Issuer Parties shall not, nor shall they permit any of their Subsidiaries to, create, incur or assume, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except: (i) Indebtedness under the Notes and the other Transaction Documents; (ii) Indebtedness outstanding on the date hereof or that may be incurred pursuant to commitments existing on the date hereof and listed on Schedule 8(a) to the Disclosure Letter and any refinancings, refundings, renewals or extensions thereof; provided that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder and the direct or any contingent obligor (or Persons that may be required to become direct or contingent obligors) with respect thereto is not changed, as a result of or in connection with such refinancing, refunding, renewal or extension; (iii) Indebtedness incurred pursuant to the Senior Credit Agreement which, with respect to the original principal amount of loans plus the face amounts of outstanding letters of credit, shall not exceed at the time of incurrence or commitment, when taken together with the then outstanding principal amount of Indebtedness incurred pursuant to Section 8(a)(xvii), and the then outstanding Indebtedness incurred pursuant to Section 8(a)(xx), the greater of (x) (A) 60,000,000 plus (B) the result of (1) the product of the number of Live Units multiplied by $4,000 minus (2) $10,000,000, and (y) (A) $60,000,000 plus (B) the result of (1) 100% of

Consolidated Adjusted EBITDA as calculated as of the four quarter period most recently ended minus (2) $10,000,000; (iv) Indebtedness in respect of Capitalized Leases, Synthetic Lease Obligations and purchase money obligations for fixed or capital assets within the limitations set forth in Section 8(b)(ix); provided, however, that the aggregate amount of all such Indebtedness at any one time outstanding shall not exceed $1,100,000; (v) Unsecured Indebtedness of (i) any Issuer Party to any other Issuer Party, (ii) any Issuer Party to any Subsidiary that is not an Issuer party, (iii) any Subsidiary that is not an Issuer Party to any Issuer Party in connection with an Investment permitted under the provisions of Section 8(f)(iii)(iv), and (iv) any Subsidiary that is not an Issuer Party to any other Subsidiary that is not an Issuer Party; provided, in each case, that such indebtedness shall (x) to the extent required by the Investors, be evidenced by promissory notes which shall be pledged to the Collateral Agent as Collateral for the Secured Obligations in accordance with the terms of the Security Agreement and (y) be on terms (including subordination terms) acceptable to the Investors; (vi) Guarantees of the Parent or any Subsidiary in respect of Indebtedness otherwise permitted hereunder of any Note Obligor or any other Guarantor; (vii) Indebtedness of any Person that becomes a Subsidiary of the Parent after the date hereof in a transaction permitted hereunder in an aggregate principal amount not to exceed $1,100,000; provided that such Indebtedness is existing at the time such Person becomes a Subsidiary of the Parent (and was not incurred solely in contemplation of such Person’s becoming a Subsidiary of the Parent); (viii) obligations (contingent or otherwise) existing or arising under any Swap Contract, provided that (i) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with fluctuations in interest rates or foreign exchange rates and (ii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party; provided that the aggregate Swap Termination Value thereof shall not exceed $1,100,000 at any time outstanding (ix) on or prior to the date of the First Funding Event, Indebtedness outstanding pursuant to the TPC Credit Agreement; (x) Indebtedness consisting of obligations of any Group Member incurred in a Permitted Acquisition or any other Investment permitted by Section 8(f) or any Disposition permitted by Section 8(c) constituting indemnification obligations or obligations in respect of purchase price or consideration (including earnout obligations) or similar adjustments payable in cash in an aggregate amount at any time outstanding not to exceed $1,100,000; 26 Doc#: US1:18443691v1

(xi) unsecured Indebtedness in an aggregate principal amount not to exceed $5,500,000 at any time outstanding; (xii) Indebtedness incurred pursuant to the IQ Loan Agreement and the Guarantee thereof by Parent pursuant to the IQ Loan Documents in an aggregate principal amount not to exceed $30,000,000 (Canadian) at any time outstanding; (xiii) Pari Passu Lien Indebtedness; (xiv) Indebtedness which may be deemed to exist pursuant to any Guarantees, performance, statutory or similar obligations (including in connection with workers’ compensation) or obligations in respect of letters of credit, surety bonds, bank guarantees or similar instruments related thereto incurred in the ordinary course of business, or pursuant to any appeal obligation, appeal bond or letter of credit in respect of judgments that do not constitute an Event of Default under Section 5(h)(i) of the Notes; and (xv) Indebtedness incurred with corporate credit cards not exceeding $3,500,000 in the aggregate at any time outstanding; (xvi) Indebtedness for reimbursement obligations under the Existing HSBC Letters of Credit; (xvii) Indebtedness secured by Liens permitted by Section 8(b)(xxv); (xviii) Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of business; and (xix) Indebtedness arising from customary cash management and treasury services, and the honoring of a check, draft or similar instrument against insufficient funds.; (xx) Indebtedness for reimbursement obligations under letters of credit, other than those issued under the Senior Credit Agreement and the Existing HSBC Letters of Credit, so long as such Indebtedness shall not exceed at the time of incurrence, when taken together with the then outstanding principal amount of Indebtedness incurred pursuant to Section 8(a)(xvii), and the then outstanding Indebtedness incurred pursuant to Section 8(a)(iii), the greater of (x) (A) 60,000,000 plus (B) the result of (1) the product of the number of Live Units multiplied by $4,000 minus (2) $10,000,000, and (y) (A) $60,000,000 plus (B) the result of (1) 100% of Consolidated Adjusted EBITDA as calculated as of the four quarter period most recently ended minus (2) $10,000,000. (b) Liens. The Issuer Parties shall not, nor shall they permit any of their Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues whether now owned or hereafter acquired except for the following (the “Permitted Liens”): 27 Doc#: US1:18443691v1

(i) Liens pursuant to any Transaction Document; (ii) Liens existing on the Closing Date and listed on Schedule 8(b)(ii) of the Disclosure Letter and any renewals or extensions thereof, provided that (i) the property covered thereby is not changed, (ii) the amount secured or benefited thereby is not increased except as contemplated by Section 8(a)(ii), (iii) the direct or any contingent obligor with respect thereto is not changed except as permitted by Section 8(a), and (iv) any renewal or extension of the obligations secured or benefited thereby is permitted by Section 8(a)(ii); (iii) Liens for taxes, fees, assessments or other governmental charges or levies not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP; (iv) Liens of carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business which are not overdue for a period of more than thirty (30) days or which are being contested in good faith and by appropriate proceedings diligently conducted; provided adequate reserves with respect thereto are maintained on the books of the applicable Person; (v) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA; (vi) deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; (vii) easements, rights-of-way, restrictions and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person; (viii) Liens securing judgments for the payment of money (or appeal or other surety bonds relating to such judgments) not constituting an Event of Default under Section 5(h)(i) of the Notes; (ix) Liens securing Indebtedness permitted under Section 8(a)(iv); provided that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, and additions, accessions and improvements to such property and the proceeds of such property, and (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition; 28 Doc#: US1:18443691v1

(x) Liens arising out of judgments or awards not resulting in an Event of Default; provided the applicable Issuer Party or Subsidiary shall in good faith be prosecuting an appeal or proceedings for review; (xi) any interest or title of a lessor, licensor or sublessor under any lease, license or sublease entered into by any Issuer Party or any Subsidiary thereof in the ordinary course of business and covering only the assets so leased, licensed or subleased; (xii) Liens on property of a Person existing at the time such Person is merged into or consolidated with the Parent or any Subsidiary of the Parent or becomes a Subsidiary of the Parent; provided that such Liens were not created in contemplation of such merger, consolidation or Investment and do not extend to any assets other than those of the Person merged into or consolidated with the Parent or such Subsidiary or acquired by the Parent or such Subsidiary, and the applicable Indebtedness secured by such Lien is permitted under Section 8(a)(vii); (xiii) Liens securing obligations under the Senior Credit Agreement or, on or prior to the date of the First Funding Event, the TPC Credit Agreement; (xiv) Liens on insurance proceeds in favor of insurance companies granted solely as security for financed premiums; (xv) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of customs duties in connection with the importation of goods; (xvi) inchoate or statutory Liens or other possessory Liens and public utility Liens; provided that the same are either in respect of obligations not in default or being contested in good faith by appropriate proceedings; (xvii) Liens in favor of any landlord on furniture, décor and other kitchenware and household supplies like linens and towels located in any leased properties held out for rent in the ordinary course of business; provided that (i) such Liens are granted in exchange for favorable security deposit terms and (ii) such Liens do not at any time encumber any property other than furniture and décor located in such leased property; (xviii) Liens granted by Hospitalité securing obligations permitted pursuant to Section 8(a)(xii); (xix) Liens securing additional Pari Passu Lien Indebtedness in an original principal amount not to exceed (i) $220,000,000, less the original principal amount of Indebtedness incurred under Section 8(a)(i), that are pari passu with the Liens securing the Notes; 29 Doc#: US1:18443691v1

(xx) without duplication of Liens permitted by **<u>Section 8(b)(xxiii)</u>**, Liens on cash collateral securing obligations incurred under **<u>Section 8(a)(xv)</u>**;

(xxi) bankers' Liens, rights of setoff and other similar Liens existing solely with respect to cash and Cash Equivalents on deposit in one or more accounts maintained by the Parent or any of its Subsidiaries, in each case in the ordinary course of business in favor of the bank or banks or financial institutions with which such accounts are maintained, securing solely the customary amounts owing to such bank or financial institution with respect to cash management and account arrangements; <u>provided,</u> that in no case shall any such Liens secure (either directly or indirectly) the repayment of any Indebtedness; and

(xxii) Liens securing obligations in an aggregate principal amount not to exceed the greater of $30,000,000 or 15% of the consolidated total assets of Parent determined in accordance with GAAP at any time.;

(xxiii) Liens in favor of HSBC Bank USA, N.A. on (i) the Permitted HSBC Accounts during the Transition Period and (ii) the Permitted HSBC Cash Collateral Accounts in an amount not to exceed (x) 110% of the aggregate amount to be drawn under, and related reimbursement obligations in respect of, the Existing HSBC Letters of Credit, subject to any reasonable time periods required by HSBC Bank USA, N.A. to facilitate release of such cash collateral, plus (y) obligations with respect to credit cards issued by HSBC Bank USA, N.A. or its affiliates in an aggregate amount not to exceed $3,500,000.00 that are permitted by **<u>Section 8(a)(xv)</u>**;

(xxiv) (i) non-exclusive licenses of Intellectual Property granted in the ordinary course of business, and (ii) licenses of Intellectual Property that could not result in a legal transfer of title of the licensed property that may be exclusive in respects other than territory and that may be exclusive as to territory only as to discreet geographical areas outside of the United States; and

(xxv) Liens (i) on furniture, décor and other kitchenware and household supplies acquired or held by Issuer Parties or their Subsidiaries incurred for financing the acquisition of such furniture, décor and other kitchenware and household supplies securing no more than $25,000,000 in the aggregate amount outstanding, or (ii) existing on such furniture, décor and other kitchenware and household supplies when acquired, if the Lien is confined to the property and accessions, improvements and the proceeds of such furniture, décor and other kitchenware and household supplies.

<u>(xxvi) Liens on cash collateral securing Indebtedness permitted by Section 8(a)(xx) that do not exceed 105% of the face amount of such Indebtedness.</u>

(c) *Dispositions*. The Issuer Parties shall not, nor shall they permit any of their Subsidiaries to, make any Disposition, except:

(i) Permitted Transfers;

30

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(ii) Dispositions of obsolete or worn-out property, whether now owned or hereafter acquired, in the ordinary course of business; (iii) Dispositions of equipment or real property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property; (iv) Dispositions by the Parent and its Subsidiaries not otherwise permitted under this Section; provided that (i) at the time of such Disposition, no Default shall exist or would result from such Disposition and (ii) the aggregate book value of all property Disposed of in reliance on this clause (iv) in any fiscal year shall not exceed $5,500,000; (v) Dispositions permitted by Section 8(b), Section 8(d), Section 8(f) or Section 8(g); (vi) Dispositions of new or used furniture, décor and other kitchenware and household supplies such as linens and towels, and any other similar personal property located in units leased by Parent or any of its Subsidiaries or used in connection with the operations of Parent or any of its Subsidiaries, to landlords or guests on such terms and conditions as may be determined by Parent or such Subsidiary in its reasonable business judgment; (vii) Any Disposition with respect to which: (A) the Parent or one of its Subsidiaries receives consideration at least equal to the fair market value (as determined in good faith by Parent and such fair market value shall be determined as of the date of contractually agreeing to such Disposition) of the assets subject to such Disposition; and (B) at least 75% of the consideration from such Disposition received by the Parent or such Restricted Subsidiary, as the case may be, is in the form of cash or Cash Equivalents; and (C) the proceeds are applied or to be applied in accordance with clauses (1), (2) or (3) of the definition of Net Available Cash or, when required, are offered or to be offered to redeem Notes in compliance with Section 4(c) of each Note; and (viii) Dispositions in connection with the Permitted Tax Restructuring. (d) Restricted Payments. The Issuer Parties shall not, nor shall they permit any of their Subsidiaries to declare or make, directly or indirectly, any Restricted Payment, except that, so long as no Default shall have occurred and be continuing at the time of any action described below or would result therefrom: 31 Doc#: US1:18443691v1

(i) each Subsidiary may make Restricted Payments to any Issuer Party or any of their Subsidiaries that owns Equity Interests in such Subsidiary, ratably according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made; (ii) the Parent and each Subsidiary may declare and make dividend payments or other distributions payable solely in common Equity Interests of such Person; (iii) the Parent or any Subsidiary may redeem, retire, purchase or otherwise acquire for value Equity Interests of the Parent or such Subsidiary (i) in exchange for other Equity Interests of the Parent or such Subsidiary permitted to be issued under this Agreement or (ii) upon the conversion of Qualified Equity Interests or the exercise, exchange or conversion of stock options, warrants or other rights to acquire Equity Interests of the Parent or such Subsidiary; (iv) redemptions, exchanges or other transfers of Equity Interests, and cash in lieu of fractional shares, pursuant to the Exchange Rights Agreement, dated as of December 18, 2019, by and among Parent, Sonder Canada, Sonder Exchange ULC and the holders of Sonder Canada exchangeable shares and the related provisions of Sonder Canada’s Articles of Arrangement and the Parent’s certificate of incorporation; and (v) the Parent may make other Restricted Payments in an aggregate amount during any fiscal year of the Parent not to exceed $5,500,000; and (vi) Subsidiaries may make Restricted Payments in connection with the Permitted Tax Restructuring. (e) Transactions with Affiliates. The Issuer Parties shall not, nor shall they permit any of their Subsidiaries to enter into or permit to exist any transaction or series of transactions with any officer, director or Affiliate of such Person other than (a) advances of working capital to any Issuer Party, (b) transfers of cash and assets to any Issuer Party, (c) intercompany transactions (i) between Issuer Parties not involving any other Affiliate or (ii) expressly permitted by this Agreement, (d) normal and reasonable compensation and reimbursement of expenses of officers and directors, (e) Restricted Payments permitted by Section 8(d), and (f) except as otherwise specifically limited in this Agreement, other transactions which are entered into in the ordinary course of such Person’s business on fair and reasonable terms and conditions substantially as favorable to such Person as would be obtainable by it in a comparable arms-length transaction with a Person other than an officer, director or Affiliate. (f) Investments. The Issuer Parties shall not, nor shall they permit any of their Subsidiaries to, make or hold any Investments, except: (i) Investments held by the Parent and its Subsidiaries in the form of cash or Cash Equivalents; 32 Doc#: US1:18443691v1

(ii) advances to officers, directors and employees of the Parent and Subsidiaries in an aggregate amount not to exceed $165,000 in any fiscal year of the Parent for travel, entertainment, relocation and analogous ordinary business purposes; (iii) (i) Investments by the Parent and its Subsidiaries in their respective Subsidiaries outstanding on the date hereof, (ii) additional Investments by the Parent and its Subsidiaries in Issuer Parties, (iii) additional Investments by Subsidiaries of the Parent that are not Issuer Parties in other Subsidiaries that are not Issuer Parties and (iv) so long as no Default has occurred and is continuing or would result from such Investment, additional Investments by the Issuer Parties in wholly-owned Subsidiaries that are not Issuer Parties (x) to fund capital requirements of Subsidiaries in an aggregate amount under this clause (x) not to exceed $11,000,000 in any fiscal year, (y) for one time start-up costs associated with any newly created Foreign Subsidiary in an aggregate amount under this clause (y) not to exceed $11,000,000 in any fiscal year and (z) in connection with a Permitted Acquisition in an aggregate amount under this clause (z) not to exceed $11,000,000 in any fiscal year; provided that the aggregate Investments in respect of this Section 8(f)(iii)(iv) shall not at any time exceed $27,500,000 at any time outstanding; (iv) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss; (v) Guarantees permitted by Section 8 and unsecured guarantees of obligations not constituting Indebtedness in the ordinary course of business; (vi) Investments existing on the date hereof (other than those referred to in Section 8(f)(iii)(i)) and set forth on Schedule 8(f) of the Disclosure Letter; (vii) Permitted Acquisitions (other than of CFCs and Subsidiaries held directly or indirectly by a CFC which Investments are covered by Section 8(f)(iii)(iv)); (viii) Investments not exceeding $5,500,000 in the aggregate in any fiscal year of the Borrowers; provided that no Event of Default has occurred and is continuing or would result from such Investment; (ix) Loans to employees, officers and directors relating to the purchase of Equity Interests pursuant to employee stock option or purchase plans or agreements; provided that the aggregate outstanding amount of any such Loans made in cash shall not exceed $275,000 per year; (x) intercompany liabilities arising from cash management, tax, and accounting operations and intercompany loans, advances or indebtedness, in each 33 Doc#: US1:18443691v1 case having a term not exceeding 364 days (inclusive of any rollover or extension of terms) and made in the ordinary course of business; (xi) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business; and (xii) Investments of any Person that becomes a Subsidiary after the Closing Date pursuant to a Permitted Acquisition; provided that (i) such Investments exist at the time such Person is acquired and (ii) such Investments are not made in anticipation or contemplation of such Person becoming a Subsidiary; (xiii) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (xiv) Investments in connection with the Permitted Tax Restructuring. (g) Fundamental Changes. The Issuer Parties shall not, nor shall they permit any of their Subsidiaries to, merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Default exists or would result therefrom: (i) any Subsidiary may merge with (i) any Note Obligor; provided that such Note Obligor shall be the continuing or surviving Person, or (ii) any one or more other Subsidiaries (other than a Note Obligor), provided that when any Issuer Party (other than a Note Obligor) is merging with another Subsidiary, such Issuer Party or a Person that becomes an Issuer Party substantially concurrently with such merger shall be the continuing or surviving Person; (ii) any Issuer Party (other than a Note Obligor) may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to a Note Obligor or to another Issuer Party; (iii) any Subsidiary that is not an Issuer Party may dispose of all or substantially all its assets (including any Disposition that is in the nature of a liquidation or dissolution) to (i) another Subsidiary that is not an Issuer Party or (ii) to an Issuer Party; (iv) so long as no Default has occurred and is continuing, any Subsidiary of the Parent may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it; provided that (i) the Person surviving such merger or consolidation shall be a wholly-owned (other than director’s qualifying shares or shares required by applicable law to be held by a third party) Subsidiary of the Parent, (ii) in the case of any such merger or consolidation to which a 34 Doc#: US1:18443691v1

Note Obligor is a party, such Note Obligor is the surviving Person and, (iii) in the case of any such merger or consolidation to which any Issuer Party (other than any Note Obligor) is a party, such Issuer Party or a Person that becomes an Issuer Party substantially concurrently with such merger or consolidation is the surviving Person; (v) the Issuer Parties and their Subsidiaries may consummate the Permitted Tax Restructuring. (h) Changed in Nature of Business. The Issuer Parties shall not, nor shall they permit any of its Subsidiaries to, engage in any material line of business substantially different from those lines of business conducted by the Parent and its Subsidiaries on the date hereof or any business substantially related or incidental thereto. (i) Amendments to Organization Documents; Fiscal Year; Legal Name; Accounting Changes. The Issuer Parties shall not, nor shall they permit any of its Subsidiaries to, (a) amend or permit any amendments to any of its Organization Documents, if such amendment, termination, or waiver would be adverse to the Investors in any material respect; (b) change its fiscal year; provided that any acquired Subsidiary may change its fiscal year to coincide with the Note Obligors’ fiscal year; (c) without providing at least ten (10) days prior written notice to the Investors (or such shorter period of time as agreed to by the Required Investors), change its name, state of formation, form of organization or principal place of business; or (d) make any change in accounting policies or reporting practices, except as required by GAAP. (j) Additional Guarantors. The Issuer Parties will not permit any of their Subsidiaries to become an obligor with respect to any Indebtedness under the Senior Credit Agreement unless such Subsidiary, contemporaneously, executes and delivers a joinder, a form of which is attached as Exhibit C, providing for a Guaranty of the Guaranteed Obligations and joinders to the Subordination Agreement and Collateral Documents, together with any other filings and agreements required by the Collateral Documents to create or perfect the security interests benefit of the Collateral Agent in the Collateral of such Subsidiary, if applicable. Notwithstanding the foregoing, (i) no covenant that would breach the terms of Section 7.09 of the Senior Credit Agreement or Section 12; Dispositions, Liens and Encumbrances of the TPC Credit Agreement shall be effective until the date of the First Funding Event and (ii) nothing in any Note Document shall prohibit or restrict the consummation of the Merger Transaction and the transactions related thereto. 9. Guaranty. (a) Guaranty of the Obligations. The Guarantors jointly and severally hereby irrevocably, absolutely and unconditionally guaranty the due and punctual payment in full of all Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)) (collectively, the 35 Doc#: US1:18443691v1

“Guaranteed Obligations”); provided that the Guaranteed Obligations of each Note Obligor in its capacity as a Guarantor shall exclude any Direct Issuer Obligations. (b) Payment by Guarantors. The Guarantors hereby jointly and severally agree, in furtherance of the foregoing and not in limitation of any other right which any Beneficiary may have at law or in equity against any Guarantor by virtue hereof, that upon the failure of the Note Obligors or any other Guarantor to pay any of the Guaranteed Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, Guarantors will upon demand pay, or cause to be paid, in cash, ratably to the Beneficiaries, an amount equal to the sum of the unpaid principal amount of all Guaranteed Obligations then due as aforesaid, accrued and unpaid interest on such Guaranteed Obligations (including interest which, but for the Note Obligors’ becoming the subject of a case under the Bankruptcy Code, would have accrued on such Guaranteed Obligations, whether or not a claim is allowed against the Note Obligors for such interest in the related bankruptcy case) and all other Guaranteed Obligations then owed to the Beneficiaries as aforesaid. (c) Liability of Guarantors Absolute. Each Guarantor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guaranteed Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees as follows: (i) this Guaranty is a guaranty of payment when due and not of collectability and this Guaranty is a primary obligation of each Guarantor and not merely a contract of surety; (ii) the Issuer Party may enforce this Guaranty during the continuation of an Event of Default notwithstanding the existence of any dispute between the Note Obligors and any Beneficiary with respect to the existence of such Event of Default; (iii) the obligations of each Guarantor hereunder are independent of the obligations of the Note Obligors and the obligations of any other guarantor (including any other Guarantor) of the obligations of the Note Obligors, and a separate action or actions may be brought and prosecuted against such Guarantor whether or not any action is brought against the Note Obligors, any such other guarantor or any other Person and whether or not the Note Obligors, any such other guarantor or any other Person is joined in any such action or actions; (iv) payment by any Guarantor of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge any Guarantor’s liability for any portion of the Guaranteed Obligations which has not been paid. Without limiting the generality of the foregoing, if the Beneficiaries are awarded a judgment in any suit brought to enforce any Guarantor’s covenant to pay a portion of the Guaranteed 36 Doc#: US1:18443691v1

Obligations, such judgment shall not be deemed to release such Guarantor from its covenant to pay the portion of the Guaranteed Obligations that is not the subject of such suit, and such judgment shall not, except to the extent satisfied by such Guarantor, limit, affect, modify or abridge any other Guarantor’s liability hereunder in respect of the Guaranteed Obligations; (v) any Beneficiary, upon such terms as it deems appropriate under the relevant Transaction Document, without notice or demand and without affecting the validity or enforceability hereof or giving rise to any reduction, limitation, impairment, discharge or termination of any Guarantor’s liability hereunder, from time to time may (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Guaranteed Obligations; (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guaranteed Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Guaranteed Obligations and take and hold security for the payment hereof or the Guaranteed Obligations; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guaranteed Obligations, any other guaranties of the Guaranteed Obligations, or any other obligation of any Person (including any other Guarantor) with respect to the Guaranteed Obligations; (v) enforce and apply any security now or hereafter held by or for the benefit of such Beneficiary in respect hereof or the Guaranteed Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that such Beneficiary may have against any such security, in each case as such Beneficiary in its discretion may determine consistent herewith and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Guarantor against any other Issuer Party or any security for the Guaranteed Obligations; and (vi) exercise any other rights available to it under the Transaction Documents; and (vi) this Guaranty and the obligations of the Guarantors hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than payment in full of the Guaranteed Obligations (other than contingent indemnification obligations for which no claim has been made)), including the occurrence of any of the following, whether or not any Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Transaction Documents, at law, in equity or otherwise) with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guaranteed Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including provisions relating to events of default) hereof, any of the other 37 Doc#: US1:18443691v1

Transaction Documents or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guaranteed Obligations, in each case whether or not in accordance with the terms hereof or such Transaction Document or any agreement relating to such other guaranty or security; (iii) the Guaranteed Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received pursuant to the other Transaction Documents or from the proceeds of any security for the Guaranteed Obligations, except to the extent such security also serves as collateral for indebtedness other than the Guaranteed Obligations) to the payment of indebtedness other than the Guaranteed Obligations, even though any Beneficiary might have elected to apply such payment to any part or all of the Guaranteed Obligations; (v) the change, reorganization or termination of the corporate structure or existence of the Note Obligors or any of their Subsidiaries and to any corresponding restructuring of the Guaranteed Obligations, whether or not consented to by any Beneficiary; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guaranteed Obligations; (vii) any defenses, set offs or counterclaims which the Note Obligors or any other Person may allege or assert against any Beneficiary in respect of the Guaranteed Obligations, including failure of consideration, breach of warranty, payment, statute of frauds, accord and satisfaction and usury; and (viii) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of any Guarantor as an obligor in respect of the Guaranteed Obligations. Anything contained in this Agreement to the contrary notwithstanding, the obligations of each Guarantor in respect of its Guaranty shall be limited to an aggregate amount equal to the largest amount that would not render its obligations under this Agreement subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code of the United States or any comparable provisions of any similar federal or state law; provided, however, that this limitation shall not apply to any Note Obligor with respect to its Direct Issuer Obligations. (d) Waivers by Guarantors. Each Guarantor hereby waives, for the benefit of the Beneficiaries: (a) any right to require any Beneficiary, as a condition of payment or performance by such Guarantor, to (1) proceed against the Note Obligors, any other guarantor (including any other Guarantor) of the Guaranteed Obligations or any other Person, (2) proceed against or exhaust any security held from the Note Obligors, any such other guarantor or any other Person, (3) proceed against or have resort to any balance of any deposit account or credit on the books of any Beneficiary in favor of any Issuer Party or any other Person, or (4) pursue any other remedy in the power of any Beneficiary whatsoever; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of the Note Obligors or any other Guarantor including any defense based on or arising out of the lack of validity or the unenforceability of the Guaranteed Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of the Note Obligors or any other Guarantor from any cause other than payment in full of the Guaranteed Obligations; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that 38 Doc#: US1:18443691v1 of the principal; (d) any defense based upon any Beneficiary’s errors or omissions in the administration of the Guaranteed Obligations, except behavior which amounts to bad faith, gross negligence or willful misconduct; (e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of such Guarantor’s obligations hereunder, (ii) any rights to set offs, recoupments and counterclaims, (iii) promptness, diligence and any requirement that any Beneficiary protect, secure, perfect or insure any security interest or lien or any property subject thereto, and (iv) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance hereof, notices of default hereunder or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guaranteed Obligations or any agreement related thereto, notices of any extension of credit to the Note Obligors and notices of any of the matters referred to in Section 9(c) and any right to consent to any thereof; and (f) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms hereof, in each case other than the indefeasible payment in full of the Guaranteed Obligations. (e) Guarantors’ Rights of Subrogation, Contribution, Etc. Until the Guaranteed Obligations shall have been paid in full (other than contingent indemnification obligations for which no claim has been made), each Guarantor hereby waives any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against the Note Obligors or any other Guarantor or any of its assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including, (i) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against the Note Obligors with respect to the Guaranteed Obligations, (ii) any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against the Note Obligors, and (iii) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Beneficiary. In addition, until the Guaranteed Obligations shall have been paid in full (other than contingent indemnification obligations for which no claim has been made), each Guarantor shall withhold exercise of any right of contribution such Guarantor may have against any other guarantor (including any other Guarantor) of the Guaranteed Obligations. Each Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against the Note Obligors or against any collateral or security, and any rights of contribution such Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights any Beneficiary may have against the Note Obligors, to all right, title and interest any Beneficiary may have in any such collateral or security, and to any right any Beneficiary may have against such other guarantor. If any amount shall be paid to any Guarantor on account of any such subrogation, reimbursement, indemnification or contribution rights at any time when all Guaranteed Obligations (other than contingent indemnification obligations for which no claim has 39 Doc#: US1:18443691v1 been made) shall not have been paid in full, such amount shall be held in trust for the Beneficiaries and shall forthwith be paid over to Beneficiaries to be credited and applied ratably against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms hereof. (f) Subordination of Other Obligations. Any Indebtedness of the Note Obligors or any Guarantor now or hereafter held by any Guarantor (the “Obligee Guarantor”) is hereby subordinated in right of payment to the Guaranteed Obligations, and any such Indebtedness collected or received by the Obligee Guarantor after an Event of Default has occurred and is continuing shall be held in trust for the Beneficiaries and shall forthwith be paid over to the Beneficiaries to be ratably credited and applied against the Guaranteed Obligations but without affecting, impairing or limiting in any manner the liability of the Obligee Guarantor under any other provision hereof. (g) Continuing Guaranty. This Guaranty is a continuing guaranty and shall (i) remain in effect until all of the Guaranteed Obligations (other than contingent indemnification obligations for which no claim has been made) shall have been paid in full (ii) be binding upon each Guarantor, its successors and assigns and (iii) inure to the benefit of and be enforceable by the Beneficiaries and their successors, transferees and assigns. Each Guarantor hereby irrevocably waives any right to revoke this Guaranty as to future transactions giving rise to any Guaranteed Obligations. (h) Authority of Guarantors or the Note Obligors. It is not necessary for any Beneficiary to inquire into the capacity or powers of any Guarantor or the Note Obligors or the officers, directors or any agents acting or purporting to act on behalf of any of them. (i) Financial Condition of the Note Obligors. Any Note may be sold by the Note Obligors, in each case without notice to or authorization from any Guarantor regardless of the financial or other condition of the Note Obligors or any other Issuer Party at the time of any such grant or continuation, as the case may be. No Beneficiary shall have any obligation to disclose or discuss with any Guarantor its assessment, or any Guarantor’s assessment, of the financial condition of the Note Obligors or any other Issuer Party. Each Guarantor has adequate means to obtain information from the Note Obligors and the other Issuer Parties on a continuing basis concerning the financial condition of the Note Obligors and the other Issuer Parties and their respective ability to perform their obligations under the Transaction Documents, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of the Note Obligors and each other Issuer Party and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations. Each Guarantor hereby waives and relinquishes any duty on the part of any Beneficiary to disclose any matter, fact or thing relating to the business, operations or conditions of the Note Obligors or any other Issuer Party now known or hereafter known by any Beneficiary. (j) Bankruptcy, Etc. 40 Doc#: US1:18443691v1

(i) So long as any Guaranteed Obligations remain outstanding, no Guarantor shall, without the prior written consent of the Required Investors, commence or join with any other Person in commencing any bankruptcy, reorganization or insolvency case or proceeding of or against the Note Obligors or any other Issuer Party. The obligations of the Guarantors hereunder shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any case or proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of the Note Obligors or any other Issuer Party or by any defense which the Note Obligors or any other Issuer Party may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding. (ii) Each Guarantor acknowledges and agrees that any interest on any portion of the Guaranteed Obligations which accrues after the commencement of any case or proceeding referred to in clause (a) above (or, if interest on any portion of the Guaranteed Obligations ceases to accrue by operation of law by reason of the commencement of such case or proceeding, such interest as would have accrued on such portion of the Guaranteed Obligations if such case or proceeding had not been commenced) shall be included in the Guaranteed Obligations because it is the intention of Guarantors and the Beneficiaries that the Guaranteed Obligations which are guaranteed by Guarantors pursuant hereto should be determined without regard to any rule of law or order which may relieve the Note Obligors or any other Issuer Party of any portion of such Guaranteed Obligations. Guarantors will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar Person to pay the Investors in respect of, any such interest accruing after the date on which such case or proceeding is commenced. In the event that all or any portion of the Guaranteed Obligations are paid by the Note Obligors, or any Subsidiary of the Note Obligors, the obligations of Guarantors hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from any Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guaranteed Obligations for all purposes hereunder 10. Miscellaneous. (a) Waivers and Amendments. Any provision of this Agreement and the Notes may be amended, waived or modified only upon the written consent of the Note Obligors and the Required Investors; provided, however, that no such amendment, waiver or consent shall without each affected Investor’s written consent: (i) reduce the principal amount of or change the Maturity Date of any Note, (ii) reduce the rate of or change the stated time for payment of principal or interest of any Note, (iii) extend or increase any Commitment of any Investor without the written consent of such investor, (iv) reserved, (v) make any Note payable in a currency other than that stated in such Note, (vi) change the ranking of any Note in any manner adverse to the rights of the affected Investor, (vii) modify in a manner adverse to the rights of any Investor the provisions 41 Doc#: US1:18443691v1 related to the redemption of any Note, (viii) impair the right of any Investor to receive payment on, or with respect to, any Note or impair the right to initiate suit for the enforcement of any delivery or payment on, or with respect to, any Note, (ix) modify any Transaction Document in a manner that disproportionately adversely affects any Investor; provided, that treating all Investors in the same manner shall be deemed not to disproportionately adversely affect any Investor, (x) waive any condition set forth in Sections 4 or 5 or (xi) waive compliance with or modify this Section 10(a) in a manner adverse to any Investor; provided further, however, that no such amendment, waiver or consent shall without the written consent of Collateral Agent and Notes Agent, change the duties, rights, benefits or responsibilities of such Person or otherwise impact such Person. Any amendment or waiver effected in accordance with this paragraph shall be binding upon all of the parties hereto. Notwithstanding the forgoing, the Note Obligors and the Collateral Agent may amend or supplement any Transaction Document without the consent of any Investor to (1) cure any ambiguity, defect or inconsistency which is not material, (2) to make, complete or confirm any grant of Collateral permitted or required by any of the Collateral Documents, (3) to revise any schedule to reflect any change in notice information, (4) to revise the name of the Collateral Agent on any UCC financing statement or other Collateral Document as may be necessary to reflect the replacement of the Collateral Agent; provided that the Collateral Agent shall receive and may conclusively rely upon an Officers’ Certificate of the Note Obligors stating that the execution of such amendment, modification or supplement is authorized and permitted by this Agreement and the Transaction Documents and that all conditions precedent to the execution thereof have been complied with. (b) Governing Law. This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law provisions of the State of New York or of any other state. (c) Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement. (d) Successors and Assigns. Subject to the restrictions on transfer described in Section 10(g) and the Notes, the rights and obligations of the Note Obligors and the Investors shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties. In connection with any assignment or transfer of the Notes by an Investor in accordance with the terms of the Notes, (i) the Notes Agent shall update Schedule I to reflect such assignment or transfer and provide a copy of such updated Schedule I to the Collateral Agent, (ii) the assigning Investor shall, on the date of any such transfer or assignment, provide written notice to the Notes Agent and Collateral Agent of such assignment or transfer (including the amount of such assignment or transfer and the name of the assignee or transferee) together with a completed administrative questionnaire, tax forms, any “know your customer” documentation and other forms with respect to any new Investors as may be required or requested by the Collateral Agent pursuant to the Collateral Agency Agreement, (iii) any new Investor shall execute a “Joinder Agreement” (as defined in the Collateral Agency Agreement) and (iv) a processing and recordation fee of $3,500 shall be paid by assignor 42 Doc#: US1:18443691v1 to Notes Agent. Notwithstanding the foregoing, no Investor may directly or indirectly offer, sell, assign or transfer its commitment to purchase Notes without the prior written consent of the Note Obligors (such consent not to be unreasonably withheld). Notwithstanding the foregoing an Investor may transfer its commitment in whole or in part without the consent of the Note Obligors to any Affiliate which (i) is not a natural person and is an “accredited investor” (as defined in Regulation D under the Securities Act), and (ii) has the financial ability to perform the obligation to purchase Notes, provided notice of such assignment is delivered to the Notes Agent. In connection with any assignment or direct transfer of a commitment hereunder (in whole or in part), the transferor and transferee shall enter into an Assignment and Assumption Agreement in the form of Exhibit E hereto. Any purported assignment of a Note made without complying with the provisions of this Section 10(d) shall be void and of no effect. For the avoidance of doubt, nothing herein shall restrict in any way any transfer or assignment by an Investor of the Warrants (or any portion thereof) or the shares of Common Stock acquired pursuant to the exercise of such Warrants. (e) Jurisdiction and Process; Waiver of Jury Trial. (i) Each Issuer Party irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement, the Notes or the other Transaction Documents. To the fullest extent permitted by applicable law, each Issuer Party irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. (ii) Each Issuer Party agrees, to the fullest extent permitted by applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in Section 10(e)(i) brought in any such court shall be conclusive and binding upon it subject to rights of appeal, as the case may be, and may be enforced in the courts of the United States of America or the State of New York (or any other courts to the jurisdiction of which it or any of its assets is or may be subject) by a suit upon such judgment. (iii) Each Issuer Party consents to process being served by or on behalf of any Investor in any suit, action or proceeding by mailing a copy thereof by registered, certified, priority or express mail (or any substantially similar form of mail), postage prepaid, return receipt or delivery confirmation requested, to it at its address specified in Section 10(i) or at such other address of which such holder shall then have been notified pursuant to said Section. Each Issuer Party agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery 43 Doc#: US1:18443691v1 receipt furnished by the United States Postal Service or any reputable commercial delivery service. (iv) Nothing in this Section 10(e) shall affect the right of any Investor, Collateral Agent or Notes Agent to serve process in any manner permitted by law, or limit any right that the Investors, Collateral Agent or Notes Agent may have to bring proceedings against any Issuer Party in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction. (v) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT. EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER NOTE DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10(e). (f) Tax Treatment. The parties agree that for U.S. federal income tax purposes, (i) the Notes shall be treated as “debt” and shall not be treated as “contingent payment debt instruments” within the meaning of U.S. Treasury regulation section 1.1275-4, (ii) the Warrants and the Notes are part of an “investment unit” within the meaning of Section 1273(c)(2) of the Code, and (iii) the fair market values of the Warrants will be determined in good faith by the Note Obligor Representative after the Closing Date in accordance with Section 1273(c)(2)(B) of the Code and Treasury Regulations Section 1.1273-2(h). No party will take a position that is inconsistent with the foregoing on any tax return unless otherwise required by applicable law or a final determination of the IRS or other applicable Governmental Authority. (g) Assignment by the Note Obligors. The rights, interests or obligations hereunder may not be assigned, by operation of law or otherwise, in whole or in part, by the Note Obligors without the prior written consent of each of the Required Investors. (h) Entire Agreement. This Agreement together with the other Transaction Documents constitute and contain the entire agreement among the Note Obligors and the Investors and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof. 44 Doc#: US1:18443691v1

(i) Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall in writing and mailed or delivered to each party as follows: (i) if to an Investor, at such Investor’s address set forth in the Notes Register, or (ii) if to the Note Obligors, at the address set forth on the Note Obligors’ signature page hereto, or at such other address as the Note Obligors shall have furnished to the Investors and Collateral Agent in writing. All such notices and communications will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one Business Day after being deposited with an overnight courier service of recognized standing or (iv) four days after being deposited in the U.S. mail, first class with postage prepaid. (j) Expenses. The Note Obligors will pay the reasonable costs and expenses of the Investors, including legal fees and expenses (limited to legal fees and expenses of a single counsel to the Investors and, if reasonably required by the Required Investors, a single local counsel of the Investors, (and solely in the case of a conflict of interest, one additional counsel in each relevant material jurisdiction, but specifically excluding any separate counsel engaged by any individual Investor)) relating to (i) enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being an Investor, (ii) any work-out or restructuring of the transactions contemplated hereby and by the Notes and (iii) preparing, recording and filing all financing statements, instruments and other documents to create, perfect and fully preserve the liens granted pursuant to the Transaction Documents and the rights of the Investors or of the Collateral Agent for the benefit of the Secured Parties. The Note Obligors will pay the fees and expenses of the Collateral Agent as set forth in the Collateral Agency Agreement and the Fee Letter. (k) Confidentiality. Each Investor acknowledges and agrees that such Investor will keep confidential and will not disclose, divulge or use for any purpose any business, technical, financial or other information or materials (whether written, oral or in any other form) provided to such Investor (whether by the Note Obligors or its advisors or other representatives) in connection with or pursuant to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby, together with all analyses, compilations, interpretations, notes, studies or other documents prepared by such Investor or its Permitted Disclosees (as defined below) which contain or otherwise reflect such information or materials or such Investor’s review of, or interest in, the Note Obligors or any of the foregoing (collectively, the “Confidential Information”), unless such Confidential Information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 10(k) by such Investor), (b) is required to be disclosed by law or a governmental authority; provided, however, that an Investor may disclose Confidential Information to officers, directors, members, Affiliates or limited partners or their respective general partners, employees and legal, tax and accounting advisors of such Investor who have a need to know such information for the purpose of monitoring and evaluating such Investor’s investment in the Note Obligors (and/or advising such Investor in connection with such purpose) and who have expressly agreed to treat such Confidential Information confidentially in 45 Doc#: US1:18443691v1 accordance with this Agreement (collectively, the “Permitted Disclosees”), (c) is disclosed to any Qualified Transferee (as defined in the Notes) to which any Investor sells or offers to sell a Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 10(k)) or (d) if an Event of Default has occurred and is continuing, is disclosed to any Person to the extent that any Secured Party may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under any Transaction Document, provided that such Secured Party uses reasonable efforts to ensure that the recipient of such information maintains the confidentiality of such Confidential Information. For the avoidance of doubt, such Investor shall not be permitted to disclose, divulge or use any Confidential Information to any Person if such Person, in the reasonable good faith determination of each Note Obligor’s Board of Directors, carries on any business that is substantially similar to such Note Obligor’s business. Even where any disclosure, divulgence or use of any Confidential Information is permitted pursuant hereto, each Investor agrees that it will not export or re-export any Confidential Information except in compliance with all United States and other export control laws and regulations. Each Investor further agrees to protect and maintain, and to cause each Permitted Disclosee to protect and maintain, the confidentiality and security of, and to exercise the highest standard of care as it exercises to prevent the unauthorized disclosure or unauthorized use of its own proprietary information, which shall be no less than reasonable care, with respect to, the Confidential Information. Each Investor shall be liable for any disclosure or unauthorized use by the Permitted Disclosees or other representatives of such Investor in contravention of this Section 10(k), and shall take reasonably appropriate steps to safeguard the Confidential Information from disclosure, misuse, espionage, loss and theft. Each Investor further agrees to notify the Note Obligors in writing of any actual or suspected misuse, misappropriation or unauthorized disclosure of the Confidential Information, which may come to its attention. In the event that an Investor or any of its Permitted Disclosees receives a request or is required by a governmental authority to disclose all or any Confidential Information, such Investor or its Permitted Disclosees, as the case may be, agree to (A) immediately notify the Note Obligors of the existence, terms and circumstances surrounding such request, (B) consult with the Note Obligors on the advisability of taking legally available steps to resist or narrow such request and (C) assist the Note Obligors in seeking a protective order or other appropriate remedy. In the event that such protective order or other remedy is not obtained or that the Note Obligors waives compliance with the provisions hereof, such Investor or its Permitted Disclosees, as the case may be, may disclose to any governmental authority only that portion of the Confidential Information which such Investor is advised by counsel is legally required to be disclosed, and such Investor shall exercise its best efforts to obtain assurance that confidential treatment will be accorded such Confidential Information. Nothing in this Section 10(k) shall in any way limit or otherwise modify any confidentiality covenants entered into by any Investor pursuant to any other agreement entered into with the Note Obligors. Notwithstanding anything to the contrary herein, the Note Obligors acknowledges and agrees that each Investor may disclose such information in respect of the Note Obligors and the Investor’s interest therein as is required under applicable securities laws, rules or regulations or rules of a national securities exchange. The Note 46 Doc#: US1:18443691v1

Obligors consent in advance to such disclosure and any such disclosure shall not constitute a breach of this Section 10(k). (l) Separability of Agreements; Severability of this Agreement. The Note Obligors’ agreement with each of the Investors is a separate agreement and the sale of the Notes to each of the Investors is a separate sale. Unless otherwise expressly provided herein, the rights of each Investor hereunder are several rights, not rights jointly held with any of the other Investors. Any invalidity, illegality or limitation on the enforceability of the Agreement or any part thereof, by any Investor whether arising by reason of the law of the respective Investor’s domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to other Investors. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. (m) Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Facsimile copies of signed signature pages will be deemed binding originals. (n) Collateral Agent. (i) Each Investor hereby appoints and authorizes Alter Domus (US) LLC as Collateral Agent hereunder and in respect of the Collateral Documents, with such powers as are expressly delegated to the Collateral Agent in the Collateral Agency Agreement and the other Transaction Documents, together with such other powers are as reasonably incidental thereto. (ii) Each Investor hereby instructs the Collateral Agent to enter into the Collateral Agency Agreement and the other Collateral Documents on the Closing Date. (iii) The Collateral Agent shall be entitled to the same rights, protections, immunities and indemnities as set forth in the Collateral Agency Agreement and the Pledge and Security Agreement, as if the provisions setting forth those rights, protections, immunities and indemnities are fully set forth herein. (o) Release of Guarantors and Collateral. A Guarantor shall automatically be released from its obligations under the Transaction Documents upon the request of the Note Obligors, in connection with a transaction permitted under this Agreement, as a result of which such Guarantor ceases to be a wholly owned Subsidiary; provided that, if so required by this Agreement, the Required Investors shall have consented to such transaction and the terms of such consent shall not have provided otherwise. (i) Upon the occurrence of the Termination Date, all obligations under the Transaction Documents shall be automatically released. 47 Doc#: US1:18443691v1

(ii) In connection with any termination or release pursuant to this Section 10(o), the Investors and the Collateral Agent shall execute and deliver to any Guarantor, at such Guarantor’s expense, all documents provided to it that such Guarantor shall reasonably request to evidence such termination or release so long as the Note Obligors or the applicable Guarantor shall have provided such certifications or documents in order to demonstrate compliance with this Agreement. (iii) The Collateral Agent shall, at the Note Obligors’ request and at the Note Obligors’ expense, release any Lien on any property granted to or held by the Collateral Agent under any Transaction Document (A) upon satisfaction of any conditions to release specified in any Collateral Document, (B) that is disposed of or to be disposed of as part of or in connection with any disposition permitted hereunder or under any other Transaction Document to any Person other than an Issuer Party, (C) if approved, authorized or ratified in writing by the Required Investor or all Investors, as applicable, as provided under this Agreement, (D) owned by a Guarantor upon release of such Guarantor from its obligations under the Guaranty, or (E) as expressly provided in the Collateral Documents; provided that the Collateral Agent shall receive and may conclusively rely upon an Officers’ Certificate of the Note Obligors stating that such release is authorized and permitted by this Agreement and the Transaction Documents and that all conditions precedent to such release have been complied with. (iv) In the event that (i) all the Equity Interests in any Guarantor are sold, transferred or otherwise disposed of to a Person other than the Note Obligors or its Subsidiaries in a transaction permitted under this Agreement, (ii) a Guarantor ceases to be a Domestic Subsidiary or (iii) a Guarantor would become an Excluded Subsidiary upon the consummation of any transaction permitted hereunder, the Investors shall, at the Note Obligors’ expense, promptly take such action and execute such documents as the Note Obligors may reasonably request to terminate the Guaranty of such Guarantor. (p) Collateral Agent as Third Party Beneficiary. Notwithstanding anything contained herein to the contrary, the Collateral Agent shall be a third party beneficiary under this Agreement and the Notes and shall have all of the rights and benefits of a third party beneficiary hereunder and thereunder, including an independent right of action to enforce any provisions in this Agreement or the Notes directly against any or all of the Issuer Parties and the Investors. This provision and any rights, benefits and privileges of the Collateral Agent in this Agreement or the Notes shall not be modified or amended without the Collateral Agent’s prior written consent. (q) Note Obligors Representative. (i) Appointment; Nature of Relationship. Parent is hereby appointed by each of the Note Obligors as its contractual representative (herein referred to as the “Note Obligors Representative”) hereunder and under each other Transaction Document, and each of the Note Obligors irrevocably authorizes the Note Obligors Representative to act as the contractual representative of such Note Obligor with the rights and duties expressly set forth herein and in the other Transaction Documents. The Note Obligors Representative agrees to act as such contractual representative upon the 48 Doc#: US1:18443691v1 express conditions contained in this Section 10(q). Additionally, the Note Obligors hereby appoint the Note Obligors Representative as their agent to receive all of the proceeds of the Notes in the Note Obligors’ accounts, at which time the Note Obligors Representative shall promptly disburse such proceeds to the Note Obligors. The Investors, the Collateral Agent, the Notes Agent and their respective officers, directors, agents or employees, shall not be liable to the Note Obligors Representative or any Note Obligor for any action taken or omitted to be taken by the Note Obligors Representative or the Note Obligors pursuant to this Section 10(q). (ii) Powers. The Note Obligors Representative shall have and may exercise such powers under the Transaction Documents as are specifically delegated to the Note Obligors Representative by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Note Obligors Representative shall have no implied duties to the Note Obligors, or any obligation to the Investors to take any action thereunder except any action specifically provided by the Transaction Documents to be taken by the Note Obligors Representative. (iii) Employment of Agents. The Note Obligors Representative may execute any of its duties as the Note Obligors Representative hereunder and under any other Transaction Document by or through authorized officers. (iv) Successor Note Obligor Representative. The Note Obligors Representative may resign at any time, such resignation to be effective upon the appointment of a successor Note Obligors Representative. (v) Execution of Transaction Documents. The Note Obligors hereby empower and authorize the Note Obligors Representative, on behalf of the Note Obligors, to execute and deliver to the Investors, the Collateral Agent and the Notes Agent the Transaction Documents and all related agreements, certificates, documents, or instruments as shall be necessary or appropriate to effect the purposes of the Transaction Documents. Each Note Obligor agrees that any action taken by the Note Obligors Representative or the Note Obligors in accordance with the terms of this Agreement or the other Transaction Documents, and the exercise by the Note Obligors Representative of its powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Note Obligors. (Signature Page Follows) 49 Doc#: US1:18443691v1

APPENDIX 1 DEFINITIONS As used in this Agreement, the following terms have the meanings specified below: “Acquisition” means any transaction or series of related transactions resulting in the acquisition by the Note Obligors or any of their Subsidiaries, whether by purchase, merger or otherwise, of all or substantially all of the assets of, all of the Equity Interests of, or a business line or unit or a division of, any Person. “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Anti-Corruption Laws” means the United States Foreign Corrupt Practices Act of 1977, as amended from time to time, and other anti-bribery or anti-corruption laws in effect in jurisdictions in which the Parent or any of its Subsidiaries do business. “Assignment and Assumption Agreement” means an Assignment and Assumption Agreement in substantially the form attached hereto as Exhibit E or as otherwise approved by the Required Investors from time to time. “Attributable Indebtedness” means, on any date, (a) in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease or similar payments under the relevant lease or other applicable agreement or instrument that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease or other agreement or instrument were accounted for as a Capitalized Lease. “Audited Financial Statements” means the audited Consolidated balance sheet of Parent and its Subsidiaries for the fiscal year ended December 31, 2020, and the related Consolidated statements of income or operations, stockholders’ equity and cash flows for such fiscal year, including the notes thereto. “Available Excess Proceeds” means Net Available Cash that is not applied or invested (or committed pursuant to a written agreement to be applied or invested) within 365 days after receipt (or in the case of any amount committed to be so applied or reinvested, which are not actually so applied or reinvested within 180 days following such 365 day period): (a) in the case of any Disposition by a Subsidiary that is not a Guarantor or consisting of Equity Securities of a Subsidiary that is not an Guarantor, to Doc#: US1:18443691v1 repay Indebtedness of a Subsidiary that is not a Guarantor within 90 days of receipt of such Net Available Cash; (b) to reinvest in or acquire assets (including Equity Securities or other securities purchased in connection with the acquisition of Equity Securities or property of another Person that is or becomes a Subsidiary of the Company) used or useful in a Related Business; provided that to the extent the assets subject to such Disposition were Collateral, such newly acquired assets shall also be Collateral; or (c) to (i) repay, prepay, purchase, redeem or otherwise acquire Priority Payment Lien Obligations (and, if the Priority Payment Lien Obligations so repaid, prepaid, purchased, redeemed or acquired, is under a revolving credit facility, effect a permanent reduction in the availability thereunder in an amount equal to the aggregate principal amount of Priority Payment Lien Obligations under such revolving credit facility so repaid, prepaid, purchased, redeemed or acquired), or (ii) cash collateralize Priority Payment Lien Obligations. “Bankruptcy Code” means Chapter 11 of Title 11 of the United States Code, as amended from time to time and any successor statute and all rules and regulations promulgated thereunder. “Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Beneficiary” means each holder of a Note, the Collateral Agent and the Notes Agent. “Board” means the Board of Governors of the Federal Reserve System of the United States of America. “Board of Directors” of any Person means the board of directors or comparable governing body of such Person or any committee thereof duly authorized to act on its behalf. “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed. “Capitalized Leases” means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases; provided that, all obligations that are or would have been treated as operating leases for purposes of GAAP prior to the issuance by the Financial Accounting Standards Board on February 25, 2016 of an Accounting Standards Update (the “ASU”) shall continue to be accounted for as operating leases for purposes of all financial definitions and calculations for purposes of the Transaction Documents (whether or not such operating lease obligations were in effect on such date) notwithstanding the fact that such obligations are required in accordance with the ASU 2 Doc#: US1:18443691v1

(on a prospective or retroactive basis or otherwise) to be treated as capitalized lease obligations in the financial statements to be delivered pursuant to the Transaction Documents. “Cash Equivalents” means: (1) United States dollars, or money in other currencies received in the ordinary course of business, (2) U.S. Government Obligations or certificates representing an ownership interest in U.S. Government Obligations with maturities not exceeding one year from the date of acquisition, (3) (i) demand deposits, (ii) time deposits and certificates of deposit with maturities of one year or less from the date of acquisition, (iii) bankers’ acceptances with maturities not exceeding one year from the date of acquisition, and (iv) overnight bank deposits, in each case with any bank or trust company organized or licensed under the laws of the United States or any State thereof having capital, surplus and undivided profits in excess of $500 million whose short-term debt is rated “A-2” or higher by S&P or “P-2” or higher by Moody’s, (4) repurchase obligations with a term of not more than thirty (30) days for underlying securities of the type described in clauses (2) and (3) above entered into with any financial institution meeting the qualifications specified in clause (3) above, (5) commercial paper rated at least P-1 by Moody’s or A-1 by S&P and maturing within one year after the date of acquisition, (6) money market funds at least 90% of the assets of which consist of investments of the type described in clauses (1) through (5) above; (7) other investments permitted from time to time under the investment policy of Parent and approved by Parent’s board of directors from time to time; and (8) in the case of any Foreign Subsidiary, other short-term investments that are analogous to the foregoing, are of comparable credit quality and are customarily used by companies in the jurisdiction of such Foreign Subsidiary for cash management purposes. “CFC” means (a) each Subsidiary that is a “controlled foreign corporation” (within the meaning of Section 957 of the Code and the U.S. Treasury regulations promulgated thereunder) and (b) each Subsidiary of any such controlled foreign corporation described in clause (a) above. “Closing Date” means December 10, 2021. “Code” means the U.S. Internal Revenue Code of 1986, as amended. 3 Doc#: US1:18443691v1

“Collateral” means all of the “Collateral” referred to in the Collateral Documents and all of the other property that is or is intended under the terms of the Collateral Documents to be subject to Liens in favor of the Collateral Agent for the benefit of the Investors. “Collateral Access Agreement” means a landlord waiver, bailee letter, processor letter or acknowledgment of any lessor, warehouseman, processor, consignee or other Person in possession of, having a Lien upon, or having rights or interests in any Issuer Party’s or its Subsidiaries’ books and records, equipment or inventory, in each case, in form and substance reasonably satisfactory to the Investors. “Collateral Agency Agreement” means that certain Collateral Agency Agreement, dated as of the date hereof, between the Issuer Parties, the Collateral Agent and the Investors. “Collateral Agent” means Alter Domus (US), LLC, a Delaware limited liability company. “Collateral Documents” means, collectively, the Security Agreement, any Joinder Agreement, each of the mortgages, collateral assignments, security agreements, pledge agreements or other similar agreements delivered to the Investors pursuant to Section 7(k) or 7(i), and each of the other agreements, instruments or documents delivered by or on behalf of any Issuer Party pursuant to this Agreement or any of the other Transaction Documents that creates or purports to create a Lien in favor of the Collateral Agent for the benefit of the Secured Parties. “Commitment” means, as to each Investor, the amount set forth opposite each Investor’s name on Schedule I to this Agreement. “Commitments” means the aggregate Commitments of all Investors. “Common Stock” means the common stock, par value $0.0001 per share, of the Parent. “Consolidated” means, when used with reference to financial statements or financial statement items of the Parent and its Subsidiaries or any other Person, such statements or items on a consolidated basis in accordance with the consolidation principles of GAAP. “Consolidated Adjusted EBITDA” means, for any period, Consolidated Net Income for such period plus, all as determined on a consolidated basis, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of: (a) consolidated tax expense based on income, profits or capital, including state, franchise, capital and similar taxes and withholding taxes paid or accrued during such period, (b) total interest expense, and, to the extent not reflected in such total interest expense, any losses on hedging obligations or other derivative instruments entered into for the purpose of hedging interest rate risk, net of gains on such hedging obligations or such derivative instruments, and financial institution and letter of credit fees and costs of surety bonds in connection with financing activities 4 Doc#: US1:18443691v1 plus expenses associated with the equity component of, and any mark to market losses with respect to, convertible debt instruments, (c) depreciation and amortization expense, (d) amortization of intangibles (including, but not limited to, goodwill), (e) extraordinary, unusual or non-recurring costs, fees, charges and other expenses, including fees, charges and expenses incurred that are (or are expected to be within one year of the end of such period with a deduction in the subsequent period to the extent not so reimbursed or paid) reimbursed or actually paid by a third party or under indemnification or reimbursement provisions, (f) costs or expenses reasonably identified by Parent as incurred in connection with entry into or expansion of new markets, strategic initiatives and contracts, software development and new systems design, new product offerings, project start-up costs, and related integration and systems establishment costs, including any on-going operating losses in respect thereof for a period of no more than 24 months after commencement of such operations or expansion, (g) non-cash equity-based compensation expenses and payroll tax expense related to equity-based compensation expenses, (h) any other non-cash charges, non-cash expenses or non-cash losses (excluding any such charge, expense or loss incurred in the ordinary course of business that constitutes an accrual of, or a reserve for, cash charges for any future period); provided, however that cash payments made in such period or in any future period in respect of such non-cash charges, expenses or losses (excluding any such charge, expense or loss incurred in the ordinary course of business that constitutes an accrual of, or a reserve for, cash charges for any future period) shall be subtracted from Consolidated Net Income in calculating Consolidated Adjusted EBITDA in the period when such payments are made, (i) transition, integration, business optimization and similar fees, charges and expenses related to acquisitions, business combinations, dispositions and exiting lines of business, (j) restructuring, discontinued operations or similar charges, (k) pro forma “run rate” cost savings, operating expense reductions and synergies (including expected revenue enhancements) relating to acquisitions, business combinations, dispositions and other initiatives that are reasonably identifiable and projected in good faith by Parent to result from actions that have been taken or with respect to which substantial steps have been taken or initiated or are expected to be taken with the first eight full fiscal quarters after such event, (l) accruals or expenses related to settlements or payment of legal claims, (m) foreign currency translation expense, (n) transaction costs associated with this Agreement and the Merger Transactions and the transactions contemplated hereby and thereby and with any actual, proposed or contemplated issuance of Equity Interests (including any expense relating to enhanced accounting functions or other costs associated with becoming a public company), the making of any Investment, acquisition, joint venture or disposition, or the issuance or incurrence of Indebtedness or refinancings, (o) in connection with acquisitions of foreign Subsidiaries, expenses recognized on conversion from IFRS to GAAP for items capitalized under IFRS but expensed under GAAP, and (p) cash receipts (or any netting arrangements resulting in reduced cash expenditures) not included in the calculation of Consolidated Net Income in any period to the extent non-cash gains relating to such income were deducted in the calculation of Adjusted EBITDA pursuant to clause (iii) below for any previous period and not added back; provided that, for any period, the aggregate amount added pursuant to clauses (f), (i), (j) and (k) shall not exceed 35% of Adjusted EBITDA for the applicable period (calculated before giving effect to such addbacks); and minus, to the extent included in the statement 5 Doc#: US1:18443691v1 of such Consolidated Net Income for such period, the sum of: (i) interest income, (ii) any extraordinary income or gains determined in accordance with GAAP, and (iii) any other non-cash income other than accrual of revenue in the ordinary course of business (excluding any items that represent the reversal of any accrual of, or cash reserve for, anticipated cash charges in any prior period that are described in the parenthetical to clause (h) above). “Consolidated Net Income” for any period, the net income (loss) of Parent and its Subsidiaries on a consolidated basis determined in conformity with GAAP; provided, however, that there will not be included in the determination of Consolidated Net Income the effect of: (a) with respect to any Subsidiary that is not wholly owned but whose net income is consolidated in whole or in part with the net income of Parent, the income of such Subsidiary solely to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of that income is not permitted by operation of the terms of its organizational documents or any law applicable to such Subsidiary; provided that Consolidated Net Income shall be increased by the amount of dividends or distributions or other payments that are actually paid by such Subsidiary to Parent or any other Subsidiary; (b) any net gain (or loss) realized upon the sale or other disposition of any asset or disposed operations (including pursuant to any sale and leaseback) which is not sold or otherwise disposed of in the ordinary course of business; (c) the cumulative effect of a change in accounting principles; and (d) any recapitalization or purchase accounting effects including, but not limited to, adjustments to inventory, property and equipment, software and other intangible assets and deferred revenue in component amounts required or permitted by GAAP and related authoritative pronouncements, as a result of any consummated Acquisition, or the amortization or write-off of any amounts thereof (including any write-off of in process research and development). In addition, proceeds from any business interruption insurance received in such period or which is reasonably expected to be received in a subsequent period and within one year of the underlying loss shall be added to Consolidated Net Income; provided, that if not so received within such one-year period, such amount shall be subtracted in the subsequent calculation period. “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. Without limiting the generality of the foregoing, a Person shall be deemed to be Controlled by another Person if such other Person possesses, directly or indirectly, power to vote ten percent (10%) or more of the securities having ordinary voting power for the election of directors, managing general partners or the equivalent. “Copyrights” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following: (a) all copyrights, rights and interests in copyrights, 6 Doc#: US1:18443691v1 works protectable by copyright, copyright registrations, and copyright applications; (b) all renewals of any of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements for any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world. “Covered Persons” has the meaning given to such term in Section 2(j)(ii). “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect. “Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default. “Direct Issuer Obligations” means any Obligations of the Note Obligors under this Agreement. “Disclosure Letter” means the disclosure letter, dated the Closing Date, delivered by the Note Obligors to the Investors and the Collateral Agent, as supplemented on the First Amendment Effective Date. “Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any Sale and Leaseback Transaction and whether effected pursuant to a Division or otherwise) of any property by any Note Obligor or Subsidiary, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith, but excluding any Involuntary Disposition. “Disqualified Equity Interest” means, with respect to any Person, any Equity Interests of such Person that, by their terms (or by the terms of any security or other Equity Interest into which they are convertible or for which they are exchangeable) or upon the happening of any event or condition, (a) mature or are mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full in cash of the Notes and the Obligations (other than contingent indemnification obligations and expense reimbursement obligations not then due and payable) and the termination or satisfaction of the Commitments), (b) are redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests) (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full in cash of the Notes and all other Obligations (other 7 Doc#: US1:18443691v1 than contingent indemnification obligations and expense reimbursement obligations not then due and payable) and the termination or satisfaction of the Commitments), in whole or in part, (c) provide for the scheduled payment of dividends in cash or (d) are or become convertible into, or exchangeable for, Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case of clauses (a) through (d), prior to the date that is ninety-one (91) days after the latest scheduled maturity date of the Notes; provided that if such Equity Interests are issued pursuant to a plan for the benefit of the Parent or its Subsidiaries or by any such plan to such officers or employees, such Equity Interests shall not constitute Disqualified Equity Interests solely because they may be required to be repurchased by the Parent or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such employees’ or officers’ termination, death or disability; provided further that Equity Interests constituting Qualified Equity Interests when issued shall not cease to constitute Qualified Equity Interests solely as a result of the subsequent extension of the latest scheduled maturity date of the Notes and Commitments. “Disqualification Events” has the meaning given to such term in Section 2(j)(ii). “Division” means reference to any Person which is an entity, the division of such Person into two (2) or more separate Persons, with the dividing Person either continuing or terminating its existence as part of such division, as contemplated under Section 18-217 of the Delaware Limited Liability Company Act, or any analogous action taken pursuant to any other applicable Laws. “dollars” or “$” refers to lawful money of the United States of America. “Domestic Subsidiary” means any Subsidiary that is organized under the laws of any political subdivision of the United States. “Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems. “Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law. “Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust 8 Doc#: US1:18443691v1 interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination; provided that, notwithstanding the foregoing, the term Equity Interests shall not include debt instruments that are convertible into, or exchangeable for, capital stock and cash in lieu of fractional shares. “ERISA” means the Employee Retirement Income Security Act of 1974. “ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with any Note Obligor within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code). “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of any Note Obligor or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by any Note Obligor or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan amendment as a termination under Section 4041 or 4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan; (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (g) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Note Obligor or any ERISA Affiliate or (i) a failure by any Note Obligor or any ERISA Affiliate to meet all applicable requirements under the Pension Funding Rules in respect of a Pension Plan, whether or not waived, or the failure by any Note Obligor or any ERISA Affiliate to make any required contribution to a Multiemployer Plan. “Event of Default” has the meaning set forth in the Notes. “Excluded Assets” has the meaning specified in the Security Agreement. “Excluded Subsidiary” means any Subsidiary of the Note Obligors that is not required to guarantee the Obligations pursuant to Section 9, each Foreign Subsidiary and any Domestic Subsidiary substantially all of the assets of which (whether held directly or through one or more entities disregarded for U.S. federal income tax purposes) consist of capital stock (or capital stock and debt) (including any debt instrument treated as equity for U.S. federal income tax purposes) of one or more Foreign Subsidiaries that are CFCs. 9 Doc#: US1:18443691v1

“Existing HSBC Letters of Credit” means the letters of credit issued by HSBC Bank USA, N.A. for the account of the Issuer Parties prior to the First Amendment Effective Date, as disclosed on Schedule 8(a)(xvi) to the Disclosure Letter. “FCPA” has the meaning set forth in Section 2(r)(ii). “Fee Letter” means that certain Fee Letter dated as of the date hereof, by and among Sonder Holdings, Sonder USA, Sonder Hospitality, the Collateral Agent and the Notes Agent. “Financial Officer” means the chief financial officer, treasurer, chief accounting officer, head of finance, vice president of finance or corporate controller of the Note Obligors. “First Amendment Effective Date” means December 21, 2022. “First Funding Event” has the meaning set forth in Section 1(c)(i). “Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Free Cash Flow” means cash used in operating activities of the Notes Obligors and their Subsidiaries, as set forth in the Statement of Cash Flows, minus cash used for purchase of property and equipment and capitalization of internal-use software, plus cash paid for restructuring costs and non-recurring items, including expenses associated with re-negotiation of leases. “FSHCO” has the meaning set forth in the Security Agreement. “Funding Event” has the meaning set forth in Section 1(c). “Funding Notice” has the meaning set forth in Section 1(e). “GAAP” means generally accepted accounting principles in the United States of America applied on a consistent basis. “GAAP Net Revenue” means net revenue of Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including, without limitation, any supra-national bodies such as the European Union or the European Central Bank). 10 Doc#: US1:18443691v1

“Group Members” means the Parent and its Subsidiaries. “Guarantee” means, as to any Person, any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness of the kind described in clauses (a) through (g) of the definition thereof or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business or customary indemnification obligations. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning. “Guaranteed Obligation” has the meaning set forth in Section 9(a). “Guarantor” means each Person that shall have become a party hereto as a “Guarantor” and shall have provided a Guaranty of the Obligations by executing and delivering a Joinder Agreement; provided that for purposes of Section 9, the term “Guarantors” shall also include the Note Obligors (except with respect to the Direct Issuer Obligations). “Guaranty” means the guaranty of each Guarantor set forth in Section 9. “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, natural gas, natural gas liquids, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, toxic mold, infectious or medical wastes and all other substances, wastes, chemicals, pollutants, contaminants or compounds of any nature in any form regulated pursuant to any Environmental Law. “Hospitalité” means Hospitalité Sonder Canada Inc. “IFRS” means international financial reporting standards within the meaning of IAS Regulation 1606/2002. 11 Doc#: US1:18443691v1

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) the maximum amount of all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties and similar instruments; (c) net obligations of such Person under any Swap Contract; (d) all obligations of such Person to pay the deferred purchase price of property or services (other than (i) accrued expenses and accounts payable in the ordinary course of business and not past due for more than ninety (90) days, (ii) accruals for payroll and other liabilities accrued in the ordinary course of business and (iii) earnout obligations unless required to be reflected as liabilities on the balance sheet of such Person in accordance with GAAP); (e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (f) all Attributable Indebtedness in respect of Capitalized Leases and Synthetic Lease Obligations of such Person; (g) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Disqualified Equity Interest in such Person; and (h) all Guarantees of such Person in respect of any of the foregoing. For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any other entity to the extent such Person is liable therefor as a result of such Person’s ownership interest in such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. Notwithstanding the foregoing, Indebtedness shall not include (1) deferred revenue incurred by any Person in the ordinary course of business, (2) intercompany liabilities arising from cash management, tax, and accounting operations and intercompany loans, advances or Indebtedness, in each case having a term not exceeding 364 days (inclusive of any rollover or extension of terms) and made in the ordinary course of business and (3) purchase price holdbacks in respect of a portion of 12 Doc#: US1:18443691v1 the purchase price of an asset to satisfy warranty or other unperformed obligations of the seller. “Intellectual Property” has the meaning set forth in the Security Agreement. “Investment” means any loan, advance (other than advances to employees or other providers of services for moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business), extension of credit (by way of Guarantee or otherwise) or capital contributions by the Note Obligors or any of their Subsidiaries to any other Person (other than any Issuer Party), and any Acquisitions. “Investors” has the meaning given to such term in the introductory paragraph to this Agreement. “Investor Rights Agreement” means that certain Amended and Restated Investors’ Rights Agreement, dated as of April 3, 2020, by and among Sonder Holdings, Sonder Canada Inc. and the persons and entities listed on Schedule A thereto, as amended on May 3, 2020 and as further amended on March 11, 2021. “Involuntary Disposition” means any loss of, damage to or destruction of, or any condemnation or other taking for public use of, any property of any Note Obligor or any Subsidiary. “IQ Loan Agreement” means that certain financing letter agreement, dated as of December 15, 2020, by and between Hospitalité and Investissement Québec, as executed by Hospitalité on or about December 22, 2020. “IQ Loan Documents” means the IQ Loan Agreement and all other agreements, instruments and other documents entered into in connection with the IQ Loan Agreement or otherwise setting forth the terms of the IQ Loan Agreement, as may be amended, supplemented or otherwise modified from time to time. “IRS” means the United States Internal Revenue Service. “Issuer Party” or “Issuer Parties” shall mean, individually or collectively, the Note Obligors and the Guarantors. “Joinder Agreement” means a joinder agreement substantially in the form of Exhibit D, in the case of Parent, or Exhibit C, for all other Guarantors, executed and delivered in accordance with the provisions of Section 5(a)(xi) or Section 7(k), as applicable. “Joint Venture” means a joint venture, partnership or other similar arrangement, whether in corporate, partnership or other legal form; provided that, in no event shall any corporate subsidiary of any Person be considered to be a Joint Venture to which such Person is a party. 13 Doc#: US1:18443691v1

“Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “Liquidity” means as of any date of determination, the sum of (a) the Availability Amount (as defined in the Senior Credit Agreement), plus (b) the amount of Consolidated unrestricted cash and Cash Equivalents of the Notes Obligors and their Subsidiaries, as reflected on the Consolidated balance sheets delivered pursuant to Section 7.1(a)(i) or Section 7.1(a)(ii), as applicable. “Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property and any financing lease having substantially the same economic effect as any of the foregoing). “Live Units” means, as of any date of determination, the number of units of Parent and its Subsidiaries rented or available to rented. “Margin Stock” has the meaning assigned to such term in Regulation U of the Board as in effect from time to time. “Marketable Securities” means, without duplication of any of the items described in the definition of Cash Equivalents, investments permitted pursuant to the Parent’s investment policy as approved by the Board of Directors (or committee thereof) of the Parent from time to time. “Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, liabilities (actual or contingent) or financial condition of the Group Members, taken as a whole; (b) a material impairment of the rights and remedies, taken as a whole, of the Investors under the Transaction Documents, or of the ability of any Issuer Party to perform its payment obligations under any Transaction Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Issuer Party of any Transaction Document to which it is a party. “Material Contract” means, with respect to any Person, each contract or agreement (excluding leases of units rented to third parties in the ordinary course of business) (a) to which such Person is a party involving aggregate consideration payable to or by such Person of $250,000 or more in any fiscal year or (b) otherwise material to the business, financial condition, operations, performance or properties of such Person or (c) 14 Doc#: US1:18443691v1 any other contract, agreement, permit or license, written or oral, of any Group Member as to which the breach, nonperformance, cancellation or failure to renew by any party thereto, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; provided that any employment offer letter that would be a Material Contract under clause (a) shall not be a Material Contract for purposes of this definition. “Maturity Date” means December 10, 2026. “Merger Agreement” shall mean the Agreement and Plan of Merger, dated April 29, 2021, as amended, by and among Sonder Holdings, Parent, Sunshine Merger Sub I, Inc., a Delaware corporation, and Sunshine Merger Sub II, LLC, a Delaware limited liability company. “Merger Transactions” shall mean the transactions contemplated by the Merger Agreement. “Moody’s” means Moody’s Investors Service, Inc., and any successor to its rating agency business. “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which any Note Obligor or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five (5) plan years, has made or been obligated to make contributions. “Multiple Employer Plan” means a Plan which has two or more contributing sponsors (including any Note Obligor or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA. “Net Available Cash” means cash payments from a Disposition made pursuant to Section 8(c)(vii) received (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise and net proceeds from the sale or other disposition of any securities or other assets received as consideration, but only as and when received, but excluding any other consideration received in the form of assumption by the acquiring Person of Indebtedness or other obligations relating to the properties or assets that are the subject of such Disposition or received in any other non-cash form) therefrom, in each case net of (1) all brokerage, legal, accounting, investment banking, title and recording tax expenses, commissions and other fees and expenses incurred, and all Federal, state, provincial, foreign and local taxes required to be paid or accrued as a liability under GAAP (after taking into account any available tax credits or deductions and any tax sharing agreements), as a consequence of such Disposition, (2) all payments made on any Indebtedness (other than Priority Payment Lien Obligations, Pari Passu Lien Indebtedness and Indebtedness secured by Liens that are junior to the Liens securing the Notes) that is secured by any assets subject to such Disposition, in accordance with the terms of any Lien upon such assets, or that must by its terms, or in order to obtain a necessary consent to such Disposition, or by applicable law be repaid out of the proceeds from such Disposition, (3) all distributions and other payments required to be made to minority interest holders in Subsidiaries or 15 Doc#: US1:18443691v1 joint ventures as a result of such Disposition, (4) the deduction of appropriate amounts to be provided by the seller as a reserve, in accordance with GAAP, against any liabilities associated with the property or other assets disposed of in such Disposition and retained by any Note Obligor after such Disposition, including, without limitation, pension and other post-employment benefit liabilities and liabilities related to environmental matters and (5) any portion of the purchase price from a Disposition placed in escrow (whether as a reserve for adjustment of the purchase price, or for satisfaction of indemnities in respect of such Disposition); provided, however, that in the cases of clauses (4) and (5), upon reversal of any such reserve or the termination of any such escrow, Net Available Cash shall be increased by the amount of such reversal or any portion of funds released from escrow to any Note Obligor. “Non-U.S. Plan” means any plan, fund (including any superannuation fund) or other similar program established, contributed to (regardless of whether through direct contributions or through employee withholding) or maintained outside the United States by the Note Obligors or one or more Subsidiaries, primarily for the benefit of employees of the Note Obligors or such Subsidiaries or any Issuer Party residing outside the United States, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code. “Note Obligor” or “Note Obligors” shall mean, individually or collectively, Sonder Holdings, Sonder USA, Sonder Hospitality, and after the closing of the Merger Transaction and the execution of the Joinder Agreement, Parent. “Note Obligors Representative” has the meaning set forth in Section 10(q). “Notes” means the notes issued by the Note Obligors under this Agreement, substantially in the form of Exhibit A. “Notes Agent” means, initially, Alter Domus (US) LLC, a Delaware limited liability company, or such other entity appointed in accordance with the terms of the of the Collateral Agency Agreement. “Notes Register” means records maintained by the Notes Agent. “Obligations” means all amounts owing by any Issuer Party to the Investors, Collateral Agent or Notes Agent under the Notes, the Security Agreement, this Agreement or any other Transaction Document and all interest which accrues after the commencement of any bankruptcy or insolvency proceeding, whether or not allowed or allowable. “OFAC” means the United States Treasury Department Office of Foreign Assets Control. “Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any 16 Doc#: US1:18443691v1 limited liability company, the certificate or articles of formation or organization and operating agreement or limited liability company agreement (or equivalent or comparable documents with respect to any non-U.S. jurisdiction); (c) with respect to any partnership, trust or other form of business entity, the partnership or other applicable agreement of formation or organization (or equivalent or comparable documents with respect to any non-U.S. jurisdiction) and (d) with respect to all entities, any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization (or equivalent or comparable documents with respect to any non-U.S. jurisdiction). “Original Principal Amount” shall have the meaning specified in each Note. “Outstanding Principal Balance” shall have the meaning specified in each Note. “Parent” shall mean, (i) prior to the closing the Merger Transactions, Sonder Holdings, Inc., a Delaware corporation, and (ii) after the closing of the Merger Transactions, Sonder Holdings Inc., a Delaware corporation, previously known as, prior to the closing of the Merger Transactions, Gores Metropoulos II, Inc. “Pari Passu Lien Indebtedness” means any Indebtedness (and any refinancings, refundings, renewals or extensions thereof) that (a) is secured by a Lien granted under the Security Agreement that ranks pari passu with the Liens securing the Notes in an aggregate principal amount not to exceed $220,000,000 less the aggregate Outstanding Principal Balance of the Notes and (b) has economic terms and conditions that are no more favorable to the holders of such Pari Passu Lien Indebtedness than the terms of the Notes, including without limitation that such Pari Passu Lien Indebtedness shall mature on or after the Maturity Date of the any Note, shall not require any offers to repurchase, or prepayments or redemptions of, such Pari Passu Lien Indebtedness that are not required by the Transaction Documents with respect to the Notes, shall not be the obligation of any person who is not an Issuer Party, and shall not be secured by any assets that are not Collateral. “Patents” means, with respect to any Person, all of such Person’s right, title, and interest in and to: (a) any and all patents and patent applications; (b) all inventions and improvements described and claimed therein; (c) all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof; (d) all licenses of the foregoing whether as licensee or licensor; (e) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof; (f) all rights to sue for past, present, and future infringements thereof; and (g) all rights corresponding to any of the foregoing throughout the world. “PBGC” means the Pension Benefit Guaranty Corporation. “Pension Act” means the Pension Protection Act of 2006. 17 Doc#: US1:18443691v1

“Pension Funding Rules” means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and set forth in, with respect to plan years ending prior to the effective date of the Pension Act, Section 412 of the Code and Section 302 of ERISA, each as in effect prior to the Pension Act and, thereafter, Section 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA. “Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan or a Multiemployer Plan) that is maintained or is contributed to by any Note Obligor and any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code. “Permits” means any and all approvals, permits, registrations, permissions, licenses, authorizations, consents, certifications, actions, orders, waivers, exemptions, variances, franchises, filings, declarations, rulings, registrations and applications from or issued by any Governmental Authority. “Permitted Acquisitions” means an Acquisition by an Issuer Party (the Person or division, line of business or other business unit of the Person to be acquired in such Acquisition shall be referred to herein as the “Target”), in each case that is a type of business (or assets used in a type of business) permitted to be engaged in by the Parent and its Subsidiaries pursuant to the terms of this Agreement, in each case so long as: (a) no Default shall then exist or would exist after giving effect thereto; (b) the Collateral Agent shall have received (or shall receive in connection with the closing of such Acquisition or will receive when required by Section 7(k)) a first priority perfected security interest in all Collateral acquired with respect to the Target in accordance with the terms of Section 7(k) and the Target, if a Person, shall have executed or will execute a Joinder Agreement in accordance with the terms of Section 7(k); (c) the Investors shall have received at least twenty (20) days prior (or such later date as is agreed by the Required Investors) to the consummation of such Acquisition (i) a description of the material terms of such Acquisition, (ii) to the extent available, audited financial statements (or, if unavailable, management-prepared financial statements) of the Target for its two most recent fiscal years and for any fiscal quarters ended within the fiscal year to date, (iii) consolidated projected income statements of the Group Members (giving effect to such Acquisition), and (iv) not less than five (5) Business Days prior (or such later date as is agreed by the Required Lenders) to the consummation of any Permitted Acquisition with a purchase price in excess of $5,000,000, a certificate executed by a Responsible Officer of the Note Obligors Representative certifying that such Permitted Acquisition complies with the requirements of this Agreement and the requirements of this definition, and attaching copies of such other agreements, instruments and documents as the Required Investors shall request; 18 Doc#: US1:18443691v1

(d) such Acquisition shall not be a “hostile” Acquisition and shall have been approved by the board of directors (or equivalent) and/or shareholders (or equivalent) (if required) of the applicable Issuer Party and the Target; (e) all transactions related to such purchase or acquisition shall be consummated in all material respects in accordance with all applicable requirements of Law; (f) no Issuer Party shall, as a result of or in connection with any such purchase or acquisition, assume or incur any direct or contingent liabilities (whether relating to environmental, tax, litigation or other matters) that, as of the date of such purchase or acquisition, could reasonably be expected to result in the existence or incurrence of a Material Adverse Effect; (g) no Indebtedness is assumed or incurred in connection with any such purchase or acquisition other than Indebtedness permitted by the terms of Section 8(a); (h) if such Acquisition is an acquisition of assets, such Acquisition is structured so that a Note Obligor or another Issuer Party shall acquire such assets; provided that, notwithstanding the foregoing, the Acquisition may be structured so that a Subsidiary that is not an Issuer Party may acquire assets if such Acquisition, including the book value of such assets, is in all respects acceptable to the Required Investors; (i) if such Acquisition is an acquisition of Equity Interests, such Acquisition will not result in any violation of Regulation U; (j) (i) if such Acquisition involves a merger or a consolidation involving a Note Obligor, such Note Obligor shall be the surviving entity, and (ii) if such Acquisition involves a merger or a consolidation involving any Issuer Party (other than a Note Obligor), such Issuer Party or a Person that becomes an Issuer Party prior to or substantially concurrently with the consummation of such Acquisition shall be the surviving entity; (k) the total consideration (including fair market value of property given, the value of the Equity Interests of the Parent or any Subsidiary to be transferred and the maximum potential total amount of all deferred payment obligations (including earn-outs) and Indebtedness assumed or incurred) (i) in connection with any single Acquisition shall not exceed $10,000,000 and (ii) for all Acquisitions made during the term of the Notes shall not exceed $25,000,000. “Permitted HSBC Accounts” means the Issuer Parties’ existing deposit and securities accounts with HSBC Bank USA, N.A. existing as of the First Amendment Effective Date containing an aggregate amount not to exceed, (a) from the First Amendment Effective Date through and including the first seven (7) days after the First Amendment Effective Date, an unlimited amount and (b) during the remainder of the Transition Period, $10,000,000. 19 Doc#: US1:18443691v1

“Permitted HSBC Cash Collateral Accounts” means the Note Obligors’ existing deposit accounts with HSBC Bank USA, N.A., which were established solely to hold cash collateral for fee and reimbursement obligations in connection with the Existing HSBC Letters of Credit and/or obligations under credit cards issued by HSBC Bank USA, N.A. or its affiliates that are permitted by Section 8(a)(xv). “Permitted Liens” has the meaning set forth in Section 8(b). “Permitted Tax Restructuring” means a tax restructuring in form and substance reasonably acceptable to the Investors (which acceptance may be confirmed by the Investors via email), including, for the avoidance of doubt, the tax restructuring for foreign entities as described to the Investors on or prior to the Second Amendment Effective Date, which is deemed acceptable to the Investors. “Permitted Transfers” means (a) Dispositions of inventory in the ordinary course of business; (b) Dispositions of property to the Parent or any Subsidiary; provided, that if the transferor of such property is an Issuer Party then the transferee thereof must be an Issuer Party or the book value of the assets transferred by such Issuer Party to a Subsidiary that is not and Issuer Party shall not exceed $11,500,000 in the aggregate in any fiscal year; (c) Dispositions of accounts receivable in connection with the collection or compromise thereof; (d) licenses, sublicenses, leases or subleases granted to others not interfering in any material respect with the business of the Group Members; (e) the sale or disposition of Cash Equivalents for fair market value; and (f) dispositions of furniture, décor and kitchenware and other household supplies (like linens and towels) by any Group Member to any other Group Member or another Subsidiary in the ordinary course of business. “Person” means any natural person, corporation, limited liability company, trust, Joint Venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Plan) that is subject to ERISA and either (i) maintained for employees of any Note Obligor or any ERISA Affiliate or (ii) pursuant to which any Note Obligor or any ERISA Affiliate is required to contribute on behalf of any of its employees. “Plan Asset Regulations” means 29 CFR § 2510.3-101 et seq., as modified by Section 3(42) of ERISA, as amended from time to time. “Pledged Equity” has the meaning specified in the Security Agreement. “Priority Payment Lien Obligations” means obligations under the Senior Credit Agreement and any other Indebtedness secured by Permitted Liens. “Purchase Price” has the meaning set forth in Section 1(c)(iii). 20 Doc#: US1:18443691v1

“Qualified Equity Interests” means any Equity Interests that are not Disqualified Equity Interests. “Related Business” means any business that is the same as or related, ancillary or complementary to any of the businesses of Parent and its Subsidiaries and any reasonable extension or evolution of any of the foregoing. “Related Parties” or “Related Party” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates. “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the thirty (30) day notice period has been waived. “Required Investors” means the Investors holding at least two-thirds of the aggregate Outstanding Principal Balance of the then-outstanding Notes. “Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer, assistant treasurer or controller of an Issuer Party, solely for purposes of the delivery of incumbency certificates pursuant to Section 5(c), the secretary or any assistant secretary of an Issuer Party. Any document delivered hereunder that is signed by a Responsible Officer of an Issuer Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Issuer Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Issuer Party. To the extent requested by the Investors, each Responsible Officer will provide an incumbency certificate and to the extent requested by the Investors, appropriate authorization documentation, in form and substance satisfactory to the Investors. “Restricted Payment” means (a) any dividend or other distribution, direct or indirect, on account of any shares (or equivalent) of any class of Equity Interests of the Parent or any of its Subsidiaries, now or hereafter outstanding, (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares (or equivalent) of any class of Equity Interests of the Parent or any of its Subsidiaries, now or hereafter outstanding, and (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Equity Interests of any Issuer Party or any of its Subsidiaries, now or hereafter outstanding. “S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and any successor to its rating agency business. “Sale and Leaseback Transaction” means, with respect to any Note Obligor or any Subsidiary, any arrangement, directly or indirectly, with any Person whereby such Note Obligor or such Subsidiary shall sell or transfer any property used or useful in its business, whether now owned or hereafter acquired, and within ninety (90) days 21 Doc#: US1:18443691v1 thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred. “Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (including, without limitation, Cuba, Iran, North Korea, Syria and the Crimea region of Ukraine). “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or by the United Nations Security Council, the European Union or any European Union member state, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned 50% or more by any such Person or Persons described in the foregoing clauses (a) or (b). “Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the Office of Foreign Assets Control (and any successor performing similar functions) of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, Her Majesty’s Treasury or the Hong Kong Monetary Authority. “Second Amendment” means the Second Omnibus Amendment and Waiver dated as of November 6, 2023, by and among the Note Obligors, the Investors and the Agent. “Second Amendment Effective Date” has the meaning set forth in the Second Amendment. “Second Funding Event” has the meaning set forth in Section 1(c)(ii). “Secured Parties” means the Investors, the Collateral Agent and the Notes Agent in each case from time to time. “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. “Security Agreement” means that certain Pledge and Security Agreement, in substantially the form attached hereto as Exhibit H, by and among the Issuer Parties and the Collateral Agent, as amended, restated, amended and restated, supplemented, or otherwise modified from time to time. “Senior Credit Agreement” means (i) the Credit Loan and Security Agreement, dated as of December 21, 2022, as amended from time to time, by and among the Issuer Parties, as co-borrowers, and Silicon Valley Bank, as lender, as may be further amended, supplemented or otherwise modified from time to time; and (ii) any extension, refinancing, renewal, replacement, defeasance or refunding of the obligations described in clause (i), so long as the same is with a commercial bank or similar lending institution. 22 Doc#: US1:18443691v1

“Solicitor” has the meaning given to such term in Section 2(j)(ii). “Solvency Certificate” means a Solvency Certificate of the chief financial officer of Parent substantially in the form of Exhibit F. “Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital, and (e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “Sonder Holdings” shall have the meaning set forth in the introductory paragraph hereof, and after the closing of the Merger Transaction shall mean Sonder Holdings LLC, the surviving entity from the merger of Sonder Holdings Inc. and Sunshine Merger Sub II, LLC pursuant to the Merger Agreement. “Statement of Cash Flows” means a Consolidated statement of cash flows delivered pursuant to Section 7.1(a)(i) or Section 7.1(a)(ii), as applicable. “Subordination Agreement” means that certain Intercreditor and Subordination Agreement, by and among the Investors, Collateral Agent, Silicon Valley Bank, the Guarantors and the Note Obligors, dated as of December 21, 2022, as amended from time to time. “Subsidiary” of a Person means a corporation, partnership, limited liability company or other business entity of which a majority of the shares of Voting Stock is at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Parent. “subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other 23 Doc#: US1:18443691v1 ownership interests representing more than 50% of the equity (including by value) or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the partnership interests are, as of such date, owned (directly or indirectly), controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent and which is required by GAAP to be consolidated in the consolidated financial statements of the parent. “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts. “Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease or (b) an agreement for the use of property, in each case, creating obligations that do not appear on the balance sheet of such Person but which, upon the application of any Debtor Relief Laws to such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment). “Taxes” shall have the meaning specified in the Notes. “Termination Date” means the date on which (a) the Commitments have expired or been terminated and (b) the principal of and interest on each Note and all fees and 24 Doc#: US1:18443691v1 other Obligations payable under the Transaction Documents (other than any inchoate indemnity obligations) shall have been paid in full pursuant to the terms of the Notes. “TPC” means TriplePoint Capital LLC and/or TriplePoint Venture Growth BDC Corp., as applicable. “TPC Credit Agreement” means the Plain English Growth Capital Loan and Security Agreement, dated as of December 28, 2018, by and among Sonder USA, Sonder Canada, and the other borrowers from time to time party thereto, TriplePoint Venture Growth BDC Corp., as a lender and as collateral agent, and TriplePoint Capital LLC, as a lender, as may be amended, supplemented or otherwise modified from time to time. “Trademarks” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following: (a) all trademarks (including service marks), trade names, trade dress, and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing; (b) all licenses of the foregoing, whether as licensee or licensor; (c) all renewals of the foregoing; (d) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims, and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (f) all rights corresponding to any of the foregoing throughout the world. “Transaction Documents” means this Agreement (including any amendment hereto or waiver hereunder), the Notes, each Collateral Document, the Collateral Agency Agreement, the Fee Letter and each other similar document, letter agreement, agreement or instrument in connection with the transactions expressly contemplated by this Agreement or that evidences, secures or supports the Obligations under this Agreement, the Notes and the Collateral Documents. “Transition Period” means is the period of time commencing on the First Amendment Date through February 19, 2023. “UK Bribery Act” has the meaning set forth in Section 2(r)(ii). “U.S. Government Obligations” means obligations issued or directly and fully guaranteed or insured by the United States of America or by any agent or instrumentality thereof; provided that the full faith and credit of the United States of America is pledged in support thereof. “Unfunded Pension Liability” means the excess of a Pension Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan’s assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year. “USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 25 Doc#: US1:18443691v1

(Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)), as amended from time to time. “Warrant” or “Warrants” have the meanings given to such terms in Section 1(b). “Warrant Agent” means, initially, Computershare Trust Company, N.A. and/or Computershare Inc., or such other entity or entities appointed in accordance with the terms of the Warrant Agreement. “Warrant Agreement” has the meaning given to such term in Section 1(b). “Warrant Register” means records maintained by the Warrant Agent for that purpose. “wholly owned”, when used in reference to a subsidiary of any Person, means that all the Equity Interests in such subsidiary (other than directors’ qualifying shares and other nominal amounts of Equity Interests that are required to be held by other Persons under applicable law) are owned, beneficially and of record, by such Person, another wholly owned subsidiary of such Person or any combination thereof. 26 Doc#: US1:18443691v1